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                            ASSET PURCHASE AGREEMENTS

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                           PROMEDCO MANAGEMENT COMPANY
                       PROMEDCO OF SOUTHWEST FLORIDA, INC.

                                       AND

                           NAPLES MEDICAL CENTER, P.A.
                   NAPLES OBSTETRICS & GYNECOLOGY, M.D., P.A.




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                                 APRIL 14, 1997

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



                                TABLE OF CONTENTS

DRAMATIS PERSONAE

NMC ASSET PURCHASE AGREEMENT

NOB ASSET PURCHASE AGREEMENT

COMMON PROVISIONS ATTACHMENT

APPENDIX 2.2 UNDERTAKING

APPENDIX 2.3 EXCLUDED ASSETS

APPENDIX 2.9A FORM OF SERVICE AGREEMENT

APPENDIX 2.9B FORM OF MEDICAL PROFESSIONAL EMPLOYMENT AGREEMENT

APPENDIX 2.9C LIST OF REAL ESTATE LEASES TO BE ASSUMED BY PROMEDCO-SW

APPENDIX 2.9D SPLIT-DOLLAR AGREEMENT

APPENDIX 2.9E COLLATERAL ASSIGNMENT

APPENDIX 2.9F ESCROW AGREEMENT

APPENDIX 7.2 OPINION OF COUNSEL TO PROMEDCO-SW

APPENDIX 8.3 OPINION OF COUNSEL TO NMC

APPENDIX 11.4 MEMORANDUM OF UNDERSTANDING


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                                                      -1-

                            ASSET PURCHASE AGREEMENT

         ASSET PURCHASE AGREEMENT dated as of April 14, 1997, among Naples Medical Center, P.A. a Florida professional corporation ("SELLER"), ProMedCo Management Company, a Delaware corporation ("ProMedCo") and ProMedCo of Southwest Florida, Inc., a Florida corporation ("ProMedCo-SW"), a wholly owned subsidiary of ProMedCo.

         RECITAL:

         SELLER owns the Assets described in the Common Provisions Attachment attached hereto. ProMedCo, through its subsidiaries, including ProMedCo-SW is engaged in the business of providing medical practice facilities, nonmedical personnel and medical practice management and administrative services.

         SELLER desires to sell the Assets to ProMedCo-SW in exchange for the Consideration described herein.

         The parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

"CONSIDERATION" means $3,636,656, as adjusted pursuant to ss. 2.10.

All other definitions set forth in Article 1 of the Common Provisions Attachment are incorporated herein by reference.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Common Provisions Attachment.

ARTICLE 2 SALE AND TRANSFER OF ASSETS: CONSIDERATION; CLOSING

         2.1  SALE AND TRANSFER OF ASSETS.           }
         2.2  ASSETS FREE AND CLEAR; UNDERTAKING.             }
         2.3  EXCLUDED ASSETS.                       }

Sections 2.2 and 2.3 of the Common Provisions Attachment are incorporated herein by reference.

         2.4 CONSIDERATION FOR SALE AND TRANSFER. At the Closing, in consideration for the sale of the Assets to ProMedCo-SW, the following will occur:



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                                                      -2-

     (a) ProMedCo-SW will deliver to SELLER cash via wire transfer in the amount of $2,949,325 (such cash referred to as the "Initial Portion of Purchase Consideration").

     (b) ProMedCo-SW will execute and deliver to SELLER an executed copy of the Under taking assuming the liabilities of SELLER set forth therein (such liabilities to in clude, without limitation, the accounts payable, accrued expenses, accrued payroll, real estate lease obligations, equipment lease obligations relating to useable equipment and other current liabilities determined in accordance with GAAP (collectively the "Assumed Balance Sheet Liabilities") and shall specifically exclude any mortgage or other liabilities related to real estate owned by SELLER and any other long term debt obligations of SELLER except for equipment leases pertaining to equipment currently utilized by SELLER.

     (c) As soon as the Definitive Closing Statement is prepared in accordance with ss. 2.10(a), ProMedCo-SW shall deliver to SELLER additional consideration of $687,331, as adjusted pursuant to ss. 2.10 hereof (the "Second Portion of the Purchase Consideration").

         2.5  EXCLUDED LIABILITIES.                                    }
         2.6  ALLOCATION OF CONSIDERATION.                    }
         2.7  CLOSING.                                                 }
         2.8  FURTHER ACTS AND ASSURANCES.                             }
         2.9  OTHER TRANSACTIONS AT THE CLOSING.              }
         2.10  PURCHASE CONSIDERATION ADJUSTMENTS.
         (a)      DEFINITIVE CLOSING STATEMENTS.              }
         (b)      CLOSING FINANCIAL CONDITION.                }

 Sections 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10(a) and (b)of the Common Provisions Attachment are incorporated herein by reference.

         (c) DISTRIBUTION FUNDS ADJUSTMENTS. If the aggregate of Distribution Funds for SELLER for the year ended December 31, 1996 (based on the assumption that the Service Agreement had been in place during such periods) is more or less than $9,776,855 ("Targeted Distribution Funds") the Consideration shall be increased or decreased, as the case may be, at the rate of $1.56 for each $1 of difference.

         (d) ACCOUNTS RECEIVABLE ADJUSTMENT. To the extent that ProMedCo-SW is unable to collect $2,065,227 from SELLER's Accounts Receivable within 120 days after the Closing, the Cash Consideration shall be reduced on a dollar for dollar basis.


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                                                      -3-

Any reduction in the Consideration resulting from this ss. 2.10 shall be accomplished by first reducing the Balance of the Consideration as provided in clauses (b), (c) and (d) hereof, and if such reductions exhaust the Balance of the Consideration, then SELLER shall return, or cause its shareholders to return, within 10 days after a demand therefor by ProMedCo-SW, sufficient cash from the Initial Portion of the Consideration to satisfy the adjustment.

ARTICLE  3 REPRESENTATIONS AND WARRANTIES OF SELLER

         3.1 ORGANIZATION, CORPORATE POWER AND QUALIFICATION.              }

Section 3.1 of the Common Provisions Attachment is hereby incorporated by reference.

         3.2 CAPITALIZATION OF SELLER. The authorized capital stock of SELLER consists of 10,000 shares of $1.00 par value common stock, of which as of the date hereof, 2,800 shares are validly issued and outstanding. There are no voting trusts, proxies, or any other agreements or understandings with respect to the voting stock of SELLER other than the Stockholder Agreement dated October 1, 1992, among SELLER and its Stockholders.

Sections 3.3 through 3.36 of the Common Provisions Attachment are hereby incorporated by reference.

ARTICLE  4 REPRESENTATIONS AND WARRANTIES OF                               }
PROMEDCO AND PROMEDCO-SW                                                   }

ARTICLE  5 COVENANTS OF PROMEDCO AND PROMEDCO-SW                           }

ARTICLE  6 COVENANTS OF SELLER                                             }

ARTICLE  7 CONDITIONS PRECEDENT TO THE OBLIGATIONS                         }
OF SELLER                                                                  }

ARTICLE  8 CONDITIONS PRECEDENT TO THE OBLIGATIONS                         }
OF PROMEDCO AND PROMEDCO-SW                                                }



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                                                      -4-

ARTICLE  9  TERMINATION                                                    }

ARTICLE 10 INDEMNIFICATION                                                 }

Articles 3, 4, 5, 6, 7, 8, 9 and 10 of the Common Provisions Attachment are hereby incorporated by reference.

ARTICLE 11 MISCELLANEOUS

         11.1  EXPENSES.                                                   }
         11.2 EMPLOYEE TRANSITION.                                         }
         11.3 OCCASIONAL SALE.                                             }

Sections 11.1, 11.2 and 11.3 of the Common Provisions Attachment are hereby incorporated by reference.

         11.4 COLLECTION OF SELLER'S ACCOUNTS RECEIVABLE. From and after the Closing, ProMedCo-SW shall use commercially reasonable efforts, consistent with the Memorandum of Understanding attached hereto as Appendix 11.4, to collect SELLER's Accounts Receivable. ProMedCo-SW shall be entitled and shall retain the first $2,065,227 of SELLER's Accounts Receivable collected, and thereafter shall have no right to any portion of SELLER's Accounts Receivable. If, and to the extent, ProMedCo-SW receives payments on SELLER's Accounts Receivable in excess of $2,065,227 on a cumulative basis, ProMedCo-SW shall remit such payments to SELLER at the end of the month in which they are received.

         11.5  NON-ASSIGNABLE PROPERTY INTERESTS.
         11.6  COOPERATION BY PROMEDCO AND PROMEDCO-SW.
         11.7  COOPERATION BY SELLER.
         11.8  NOTICES.
         11.9  ENTIRE AGREEMENT.
         11.10  ALTERNATIVE DISPUTE RESOLUTION.
         11.11  GOVERNING LAW.
         11.12 LEGAL FEES AND COSTS.
         11.13  TIME.
         11.14  SECTION HEADINGS.
         11.15  WAIVER.
         11.16  NATURE AND SURVIVAL OF REPRESENTATIONS.
         11.17  EXHIBITS.
         11.18  ASSIGNMENT.


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                                                      -5-

         11.19  BINDING ON SUCCESSORS AND ASSIGNS.
         11.20  PARTIES IN INTEREST.
         11.21  AMENDMENTS.
         11.22  DRAFTING PARTY.
         11.23  COUNTERPARTS.
         11.24  REPRODUCTION OF DOCUMENTS.
         11.25  PRESS RELEASES.

Sections 11.5 through 11.25 of the Common Provisions Attachment are hereby incorporated by reference.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

         PROMEDCO MANAGEMENT COMPANY



         By
         Its
         Name

         PROMEDCO OF SOUTHWEST FLORIDA, INC.



         By
         Its
         Name

         NAPLES MEDICAL CENTER, P.A.



         By
         Its
         Name


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                                                      -6-


                         UNANIMOUS CONSENT OF DIRECTORS

         The undersigned constituting all of the directors of Naples Medical Center, P.A., a Florida corporation (the "Company"), hereby unanimously (i) consent to, and approve, the foregoing Asset Purchase Agreement and the various Appendices and Exhibits thereto (collectively the "Agreement") and to the transactions contemplated thereby; (ii) ratify the actions of officers of the Company in negotiating, executing and delivering the Agreement; (iii) recommend that the shareholders of the Company authorize the sale of substantially all of the assets of the Company pursuant to the Agreement and (iv) contingent upon authorization of such sale by the shareholders of the Company, authorize the officers of the Company to carry into effect the transactions contemplated by the Agreement, including the taking of any action and the delivery of any document reasonably in furtherance thereof.




Paul J. Shields, M.D.


Dale B. Adamson, M.D.


Douglas L. Boynton, M.D.


Robert W. Wilson, D.O.


Gary D. Case, M.D.


Charles J. Buysse, M.D.


Daniel J. Morris. M.D.


Michael T. Seals, M.D.




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                                                      -7-

                        UNANIMOUS CONSENT OF SHAREHOLDERS

         The undersigned constituting all of the shareholders of Naples Medical Center, P.A., a Florida corporation (the "Company"), hereby unanimously authorize the sale of substantially all of the assets of the Company pursuant to the foregoing Asset Purchase Agreement and the various Appendices and Exhibits thereto.

         EFFECTIVE as of the latest date set forth below.

         Shareholder



Edwin J. Dean, M.D.
Date:



Paul J. Shields, M.D.
Date:



Dale B. Adamson, M.D.
Date:



Douglas L. Boynton, M.D.
Date:



Joseph Richichi, M.D.
Date:



C. Richard Underwood, M.D.
Date:


Raymond L. Duncan, M.D.
Date:



Robert W. Wilson, D.O.
Date:



Gary C. Courville, M.D.
Date:



Alan S. Galbut, M.D.
Date:



Matthew P. Powers, M.D.
Date:




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                                                      -8-


William R. Cook, M.D.
Date:


Ralph J. Dotson, M.D.
Date:



James M. Venable, III, M.D.
Date:



Gary D. Case, M.D.
Date:



Charles J. Buysse, M.D.
Date:



Carolyn T. Venable, M.D.
Date:



Francis D. Hussey, M.D.
Date:



Charles S. Eytel, M.D.
Date:



Albert L. Kerns, M.D.
Date:

Daniel J. Morris, M.D.
Date:



Jill V. Hickey, D.P.M.
Date:



Catherine N. Kowal, M.D.
Date:



Terrance A. Havig, M.D.
Date:



Michael T. Seals, M.D.
Date:



Leslie J. Schultzel, M.D.
Date:



Eugene F. Burke, M.D.
Date:





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                                                      -9-

Kendall L. Wise, M.D.
Date:



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                                                      -1-

                            ASSET PURCHASE AGREEMENT

         ASSET PURCHASE AGREEMENT dated as of April 14, 1997, among Naples Obstetrics & Gynecology, M.D., P.A., a Florida professional corporation ("SELLER"), ProMedCo Management Company, a Delaware corporation ("ProMedCo") and ProMedCo of Southwest Florida, Inc., a Florida corporation ("ProMedCo-SW"), a wholly owned subsidiary of ProMedCo.

         RECITAL:

         SELLER owns the Assets described in the Common Provisions Attachment attached hereto. ProMedCo, through its subsidiaries, including ProMedCo-SW is engaged in the business of providing medical practice facilities, nonmedical personnel and medical practice management and administrative services.

         SELLER desires to sell the Assets to ProMedCo-SW in exchange for the Consideration described herein.

         The parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

"CONSIDERATION" means $859,455, as adjusted pursuant to ss. 2.10.

All other definitions set forth in Article 1 of the Common Provisions Attachment are incorporated herein by reference.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Common Provisions Attachment.

ARTICLE 2 SALE AND TRANSFER OF ASSETS: CONSIDERATION; CLOSING

         2.1  SALE AND TRANSFER OF ASSETS.           }
         2.2  ASSETS FREE AND CLEAR; UNDERTAKING.             }
         2.3  EXCLUDED ASSETS.                       }

Sections 2.2 and 2.3 of the Common Provisions Attachment are incorporated herein by reference.

         2.4 CONSIDERATION FOR SALE AND TRANSFER. At the Closing, in consideration for the sale of the Assets to ProMedCo-SW, the following will occur:



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                                                      -2-

     (a) ProMedCo-SW will deliver to SELLER cash via wire transfer in the amount of $687,564 (such cash referred to as the "Initial Portion of Purchase Consideration").

     (b) ProMedCo-SW will execute and deliver to SELLER an executed copy of the Under taking assuming the liabilities of SELLER set forth therein (such liabilities to in clude, without limitation, the accounts payable, accrued expenses, accrued payroll, real estate lease obligations, equipment lease obligations relating to useable equipment and other current liabilities determined in accordance with GAAP (collectively the "Assumed Balance Sheet Liabilities") and shall specifically exclude any mortgage or other liabilities related to real estate owned by SELLER and any other long term debt obligations of SELLER except for equipment leases pertaining to equipment currently utilized by SELLER.

     (c) As soon as the Definitive Closing Statement is prepared in accordance with ss. 2.10(a), ProMedCo-SW shall deliver to SELLER additional consideration of $171,891, as adjusted pursuant to ss. 2.10 hereof (the "Second Portion of the Purchase Consideration").

         2.5  EXCLUDED LIABILITIES.                                    }
         2.6  ALLOCATION OF CONSIDERATION.                    }
         2.7  CLOSING.                                                 }
         2.8  FURTHER ACTS AND ASSURANCES.                             }
         2.9  OTHER TRANSACTIONS AT THE CLOSING.              }
         2.10  PURCHASE CONSIDERATION ADJUSTMENTS.
         (a)      DEFINITIVE CLOSING STATEMENTS.              }
         (b)      CLOSING FINANCIAL CONDITION.                }

 Sections 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10(a) and (b)of the Common Provisions Attachment are incorporated herein by reference.

         (c) DISTRIBUTION FUNDS ADJUSTMENTS. If the aggregate of Distribution Funds for SELLER for the twelve months ended December 31, 1996 (based on the assumption that the Service Agreement had been in place during such periods) is more or less than $2,305,965 ("Targeted Distribution Funds") the Consideration shall be increased or decreased, as the case may be, at the rate of $1.56 for each $1 of difference.

         (d) ACCOUNTS RECEIVABLE ADJUSTMENT. To the extent that ProMedCo-SW is unable to collect $530,236 from SELLER's Accounts Receivable within 120 days after the Closing, the Cash Consideration shall be reduced on a dollar for dollar basis.


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                                                      -3-

Any reduction in the Consideration resulting from this ss. 2.10 shall be accomplished by first reducing the Balance of the Consideration as provided in clauses (b), (c) and (d) hereof, and if such reductions exhaust the Balance of the Consideration, then SELLER shall return, or cause its shareholders to return, within 10 days after a demand therefor by ProMedCo-SW, sufficient cash from the Initial Portion of the Consideration to satisfy the adjustment.

ARTICLE  3 REPRESENTATIONS AND WARRANTIES OF SELLER

         3.1 ORGANIZATION, CORPORATE POWER AND QUALIFICATION.              }

Section 3.1 of the Common Provisions Attachment is hereby incorporated by reference.

         3.2 CAPITALIZATION OF SELLER. The authorized capital stock of SELLER consists of 12,000 shares of $1.00 par value common stock, of which as of the date hereof, 6,000 shares are validly issued and outstanding. There are no voting trusts, proxies, or any other agreements or understandings with respect to the voting stock of SELLER other than the Stockholder Agreement, as amended through September 29, 1992, among SELLER and its Stockholders.

Sections 3.3 through 3.36 of the Common Provisions Attachment are hereby incorporated by reference.

ARTICLE  4 REPRESENTATIONS AND WARRANTIES OF                               }
PROMEDCO AND PROMEDCO-SW                                                   }

ARTICLE  5 COVENANTS OF PROMEDCO AND PROMEDCO-SW                           }

ARTICLE  6 COVENANTS OF SELLER                                             }

ARTICLE  7 CONDITIONS PRECEDENT TO THE OBLIGATIONS                         }
OF SELLER                                                                  }

ARTICLE  8 CONDITIONS PRECEDENT TO THE OBLIGATIONS                         }
OF PROMEDCO AND PROMEDCO-SW                                                }



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                                                      -4-

ARTICLE  9  TERMINATION                                                    }

ARTICLE 10 INDEMNIFICATION                                                 }

Articles 3, 4, 5, 6, 7, 8, 9 and 10 of the Common Provisions Attachment are hereby incorporated by reference.

ARTICLE 11 MISCELLANEOUS

         11.1  EXPENSES.                                                   }
         11.2 EMPLOYEE TRANSITION.                                         }
         11.3 OCCASIONAL SALE.                                             }

Sections 11.1, 11.2 and 11.3 of the Common Provisions Attachment are hereby incorporated by reference.

         11.4 COLLECTION OF SELLER'S ACCOUNTS RECEIVABLE. From and after the Closing, ProMedCo-SW shall use commercially reasonable efforts, consistent with the Memorandum of Understanding attached hereto as Appendix 11.4, to collect SELLER's Accounts Receivable. ProMedCo-SW shall be entitled and shall retain the first $530,236 of SELLER's Accounts Receivable collected, and thereafter shall have no right to any portion of SELLER's Accounts Receivable. If, and to the extent, ProMedCo-SW receives payments on SELLER's Accounts Receivable in excess of $530,236 on a cumulative basis, ProMedCo-SW shall remit such payments to SELLER at the end of the month in which they are received.

         11.5  NON-ASSIGNABLE PROPERTY INTERESTS.
         11.6  COOPERATION BY PROMEDCO AND PROMEDCO-SW.
         11.7  COOPERATION BY SELLER.
         11.8  NOTICES.
         11.9  ENTIRE AGREEMENT.
         11.10  ALTERNATIVE DISPUTE RESOLUTION.
         11.11  GOVERNING LAW.
         11.12 LEGAL FEES AND COSTS.
         11.13  TIME.
         11.14  SECTION HEADINGS.
         11.15  WAIVER.
         11.16  NATURE AND SURVIVAL OF REPRESENTATIONS.
         11.17  EXHIBITS.
         11.18  ASSIGNMENT.


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                                                      -5-

         11.19  BINDING ON SUCCESSORS AND ASSIGNS.
         11.20  PARTIES IN INTEREST.
         11.21  AMENDMENTS.
         11.22  DRAFTING PARTY.
         11.23  COUNTERPARTS.
         11.24  REPRODUCTION OF DOCUMENTS.
         11.25  PRESS RELEASES.

Sections 11.5 through 11.25 of the Common Provisions Attachment are hereby incorporated by reference.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

         PROMEDCO MANAGEMENT COMPANY



         By
         Its
         Name

         PROMEDCO OF SOUTHWEST FLORIDA, INC.



         By
         Its
         Name

         NAPLES OBSTETRICS & GYNECOLOGY, M.D., P.A.



         By
         Its
         Name


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                                                      -6-


                 UNANIMOUS CONSENT OF SHAREHOLDERS AND DIRECTORS

         The undersigned constituting all of the directors and shareholders of Naples Obstetrics & Gynecology, M.D., P.A., a Florida corporation (the "Company"), hereby unanimously (i) consent to, and approve, the foregoing Asset Purchase Agreement and the various Appendices and Exhibits thereto (collectively the "Agreement") and to the transactions contemplated thereby; (ii) ratify the actions of officers of the Company in negotiating, executing and delivering the Agreement; (iii) recommend that the shareholders of the Company authorize the sale of substantially all of the assets of the Company pursuant to the Agreement and (iv) authorize the officers of the Company to carry into effect the transactions contemplated by the Agreement, including the taking of any action and the delivery of any document reasonably in furtherance thereof.




Wallace W. McLean, M.D.


Stephen W. Thompson, M.D.


Thomas A. Beckett, M.D.

Frank J. Adiutori, M.D.


Kevin J. Collins, M.D.




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                                                      -1-










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                          COMMON PROVISIONS ATTACHMENT

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                                       -i-

                                TABLE OF CONTENTS

 ARTICLE 1 DEFINITIONS......................................................1
         Affiliate..........................................................1
         Agreement..........................................................1
         Assets   ..........................................................1
         Assumed Balance Sheet Liabilities..................................1
         Binding Allocation.................................................1
         Consideration......................................................1
         COBRA    ..........................................................2
         Clinic Facility....................................................2
         Closing  ..........................................................2
         Closing Date.......................................................2
         Collateral Assignment..............................................2
         Code     ..........................................................2
         Contracts..........................................................2
         CPA Firm ..........................................................2
         Definitive Closing Statements......................................2
         Distribution Funds.................................................2
         ERISA    ..........................................................2
         Escrow Agreement...................................................2
         Excluded Assets....................................................2
         Excluded Liabilities...............................................2
         Exhibit Volume.....................................................2
         Final Closing Statement............................................2
         GAAP     ..........................................................2
         Initial Portion of Purchase Consideration..........................2
         Inventory..........................................................2
         IRS      ..........................................................3
         Medical Professional...............................................3
         NMC      ..........................................................3
         NOB      ..........................................................3
         Pension Plan.......................................................3
         Person   ..........................................................3
         Physician Shareholder..............................................3
         ProMedCo-SW Distribution...........................................3
         ProMedCo Management Company........................................3
         ProMedCo-SW........................................................3
         Second Portion of the Purchase Consideration.......................3
         SELLER Financial Statements........................................3
         SELLER's Accounts Receivable.......................................3


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                                      -ii-

         Service Agreement...................................................3
         Split Dollar Agreement..............................................3
         Undertaking.........................................................3

ARTICLE 2 SALE AND TRANSFER OF ASSETS: CONSIDERATION; CLOSING................4
         2.1  Sale and Transfer of Assets....................................4
         2.2  Assets Free and Clear; Undertaking.............................4
         2.3  Excluded Assets................................................4
         2.4  Consideration for Sale and Transfer............................4
         2.5  Excluded Liabilities...........................................4
         2.6  Allocation of Consideration....................................5
         2.7  Closing........................................................5
         2.8  Further Acts and Assurances....................................5
         2.9  Other Transactions at the Closing..............................5
         2.10  Purchase Consideration Adjustments............................6

ARTICLE  3 REPRESENTATIONS AND WARRANTIES OF SELLER .........................7
         3.1  Organization, Corporate Power and Qualification................7
         3.2  Capitalization of SELLER.......................................8
         3.3  Subsidiaries, Affiliates, Affiliated Companies
              and Joint Venture..............................................8
         3.4  Financial Statements............................................8
         3.5  Absence of Undisclosed Liabilities..............................8
         3.6  Absence of Certain Recent Changes...............................8
         3.7  Title to Assets................................................10
         3.8  Contracts......................................................11
         3.9  Burdensome Agreements..........................................12
         3.10  Absence of Related Party Transactions.........................12
         3.11  Defaults......................................................13
         3.12  Inventory.....................................................13
         3.13  Equipment.....................................................13
         3.14  Receivables...................................................14
         3.15  Permits and Licenses..........................................14
         3.16  Litigation, etc...............................................14
         3.17  Court Orders, Decrees and Laws................................14
         3.18  Taxes.........................................................15
         3.19  Immigration Act...............................................15
         3.20  Program Compliance............................................15
         3.21  Environmental Matters.........................................16
         3.22  ERISA.........................................................16


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                                      -iii-

         3.23  Pension, etc. ................................................17
         3.24  Employee Matters..............................................17
         3.25  Insurance and Bonds...........................................18
         3.26  Labor Matters.................................................18
         3.27  Healthcare Compliance.........................................18
         3.28  Facility Compliance...........................................19
         3.29  Improper Payments.............................................19
         3.30  Books of Account; Reports.....................................19
         3.31  No Finders or Brokers.........................................19
         3.32  Review of Information.........................................19
         3.33  Authority; Binding Effect.....................................19
         3.34  Consents and Approvals of Governmental Authorities............19
         3.35  No Adverse Effect.............................................20
         3.36  Disclosure....................................................20

ARTICLE  4 REPRESENTATIONS AND WARRANTIES OF PROMEDCO AND PROMEDCO-
         SW..................................................................20
         4.1  Organization and Standing of ProMedCo and ProMedCo-SW..........20
         4.2  Authority; Binding Effect......................................20
         4.3  No Finders or Brokers..........................................21
         4.4  Consents and Approvals of Governmental Authorities.............21
         4.5  Pending Litigation.............................................21

ARTICLE  5 COVENANTS OF PROMEDCO AND PROMEDCO-SW ............................21
         5.1  Best Efforts to Secure Consents................................21
         5.2  Corporate Action...............................................21
         5.3  Handling of Documents..........................................21
         5.4  Non-Disclosure.................................................21
         5.5 Director........................................................22

ARTICLE  6 COVENANTS OF SELLER ..............................................22
         6.1  Access and Information.........................................22
         6.2  Conduct of Business............................................23
         6.3  Compliance with Agreement......................................23
         6.4  Best Efforts to Secure Consents................................23
         6.5  Unusual Events.................................................23
         6.6  Interim Financial Statements...................................24
         6.7  Departmental Violations........................................24
         6.8  Assessments....................................................24


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                                      -iv-

         6.9  Insurance Ratings..............................................24
         6.10  Maintain Insurance Coverage...................................24
         6.11  Exclusive Dealings............................................24

ARTICLE  7 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER ................25
         7.1  Representations and Warranties True............................25
         7.2  Opinions of Counsel............................................25
         7.3  Authority......................................................25
         7.4  No Obstructive Proceeding......................................25
         7.5  Delivery of Certain Certified Documents........................26
         7.6  Proceedings and Documents Satisfactory.........................26
         7.7  No Agency Proceedings..........................................26
         7.8  Closing Transactions...........................................26
         7.9  Whittemore Employment Agreement................................26

ARTICLE  8 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PROMEDCO AND
         PROMEDCO-SW.........................................................26
         8.1  Representations and Warranties True............................27
         8.2  No Obstructive Proceeding......................................27
         8.3  Opinion of SELLER Counsel......................................27
         8.4  Whittemore Employment Agreement................................27
         8.5  Consents and Approvals.........................................27
         8.6  Proceedings and Documents Satisfactory.........................28
         8.7  No Adverse Change..............................................28
         8.8  Delivery of Certain Documents..................................28
         8.9  Closing Transactions...........................................28

ARTICLE  9  TERMINATION......................................................28
         9.1  Optional Termination...........................................28
         9.2  Notice of Abandonment. ........................................29
         9.3  Mandatory Termination..........................................29
         9.4  Termination....................................................29

ARTICLE 10 INDEMNIFICATION ..................................................29
         10.1  Grant of Indemnity............................................29
         10.2  Representation, Cooperation and Settlement....................30
         10.3  Remedies Cumulative...........................................31

ARTICLE 11 MISCELLANEOUS.....................................................31


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                                       -v-

         11.1  Expenses......................................................31
         11.2  Employee Transition...........................................31
         11.3  Occasional Sale...............................................33
         11.4 Collection of Accounts Receivable..............................33
         11.5  Non-Assignable Property Interests.............................33
         11.6  Cooperation by ProMedCo and ProMedCo-SW.......................33
         11.7  Cooperation by SELLER.........................................34
         11.8  Notices. .....................................................34
         11.9  Entire Agreement..............................................34
         11.10  Alternative Dispute Resolution...............................35
         11.11  Governing Law................................................35
         11.12 Legal Fees and Costs..........................................35
         11.13  Time.........................................................35
         11.14  Section Headings.............................................35
         11.15  Waiver.......................................................35
         11.16  Nature and Survival of Representations.......................35
         11.17  Exhibits.....................................................36
         11.18  Assignment...................................................36
         11.19  Binding on Successors and Assigns............................36
         11.20  Parties in Interest..........................................36
         11.21  Amendments...................................................36
         11.22  Drafting Party...............................................37
         11.23  Counterparts.................................................37
         11.24  Reproduction of Documents....................................37
         11.25  Press Releases...............................................37

APPENDIX 2.2 UNDERTAKING

APPENDIX 2.3 EXCLUDED ASSETS

APPENDIX 2.9A FORM OF SERVICE AGREEMENT

APPENDIX 2.9B FORM OF MEDICAL PROFESSIONAL EMPLOYMENT AGREEMENT

APPENDIX 2.9C LIST OF REAL ESTATE LEASES TO BE ASSUMED BY PROMEDCO-SW

APPENDIX 2.9D SPLIT-DOLLAR AGREEMENT

APPENDIX 2.9E COLLATERAL ASSIGNMENT


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                                      -vi-

APPENDIX 2.9F ESCROW AGREEMENT

APPENDIX 7.2 OPINION OF COUNSEL TO PROMEDCO-SW

APPENDIX 8.3 OPINION OF COUNSEL TO NMC

APPENDIX 11.4 MEMORANDUM OF UNDERSTANDING




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                                                      -1-

                          COMMON PROVISIONS ATTACHMENT

 ARTICLE 1 DEFINITIONS

"AFFILIATE" means with respect to any Party, any entity which controls, is controlled by, or is under common control with such party all as more fully set forth in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

"AGREEMENT" means the Asset Purchase Agreement dated April 14, 1997 among
         SELLER, ProMedCo-SW and ProMedCo Management Company

"ASSETS" means the following assets pertaining to SELLER:

         (a) All furnishings, fixtures and equipment owned by SELLER wherever situated;

         (b) All of SELLER's rights, benefits and interests under all contracts and agreements related to the operation of the business of SELLER which are to be assumed by ProMedCo-SW (collectively, the "Contracts"), including without limitation certain real estate leases described in Exhibit 3.8 hereof.

         (c) All licenses and intangible rights related to the business of SELLER;

         (d) All books, records, documents and other writings used in connection with the oper ation of SELLER's business other than Excluded Assets;

         (e) Subject to the limitation set forth in ss. 11.4 of the Agreement, all accounts receivable of SELLER with an age of 75 days or less as of the Closing Date("SELLER's Accounts Receivable").

         (f) All cash (but only to the extent of current liabilities), inventories described in ss. 3.12 hereof and prepaid expenses of SELLER that will accrue to the benefit of ProMedCo-SW; and

         (g) All other assets, personal or mixed, tangible or intangible, used in connection with the operation of SELLER's business other than the Excluded Assets.

"ASSUMED BALANCE SHEET LIABILITIES" is defined in ss. 2.4(b) of the Agreement.

"BINDING ALLOCATION" is defined in ss. 2.6.

"CONSIDERATION" is defined in Article 1 of the Agreement.


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                                                      -2-

"COBRA" means Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, 26 U.S.C. ss. 162 et seq.

"CLINIC FACILITY" means the clinic facilities located at (i) 400 Eight Street, North, Naples, FL 34102, (ii) 11121 Health Park Boulevard, Suites 800 and 900, Naples, FL 34110, (iii) 775 1st Ave., North, Naples, FL 34102, and (iv) 11181 Health Park Blvd., Suites 1165 and 1170, Naples, FL 34110, and any future clinic facilities established by ProMedCo-SW or NMC.

"CLOSING" and "CLOSING DATE" are defined in ss. 2.7.

"COLLATERAL ASSIGNMENT" is defined in ss. 2.9(e).

"CODE" means the Internal Revenue Code of 1986, as amended.

"CONTRACTS" is defined in the definition of "Assets" above.

"CPA FIRM" is defined in ss. 2.10(a).

"DEFINITIVE CLOSING STATEMENTS" is defined in ss. 2.10.

"DISTRIBUTION FUNDS" shall have the meaning ascribed thereto in the Service Agreement.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ESCROW AGREEMENT" is defined in ss. 2.9(f).

"EXCLUDED ASSETS" is defined in ss. 2.3.

"EXCLUDED LIABILITIES" is defined in ss. 2.5.

"EXHIBIT VOLUME" means the volume of Exhibits referred to in this Agreement prepared and delivered by SELLER.

"FINAL CLOSING STATEMENT" is defined in ss. 2.10.

"GAAP" means generally accepted accounting principles.

"INITIAL PORTION OF PURCHASE CONSIDERATION" is defined in ss. 2.4(a) of the Agreement.



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                                                      -3-

"INVENTORY" means the inventory of SELLER.

"IRS" means the Internal Revenue Service.

"MEDICAL PROFESSIONAL" shall have the meaning ascribed thereto in the Service Agreement.

"NMC" means Naples Medical Center, P.A., a Florida professional corporation.

"NOB" means Naples Obstetrics & Gynecology, M.D., P.A., a Florida professional corporation.

"PENSION PLAN" and "PENSION PLANS" means any "employee pension benefit plan" listed in Exhibit 3.22.

"PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust or unincorporated organization.

"PHYSICIAN SHAREHOLDER" shall have the meaning ascribed thereto in the Service Agreement.

"PROMEDCO-SW DISTRIBUTION" shall have the meaning ascribed thereto in the Service Agreement.

"PROMEDCOMANAGEMENT COMPANY" means ProMedCo Management Company, a Delaware corporation which is the sole shareholder of ProMedCo-SW.

"PROMEDCO-SW" means ProMedCo of Southwest Florida, Inc., a Florida corporation.

"SECOND PORTION OF THE PURCHASE CONSIDERATION" is defined in ss. 2.4(c) of the Agreement.

"SELLER FINANCIAL STATEMENTS" is defined in ss. 3.4 hereof.

"SELLER'S ACCOUNTS RECEIVABLE" is defined in the definition of "Assets" above.

"SERVICE AGREEMENT" means the Services Agreement effective March 1, 1997 between
         ProMedCo-SW and Naples Medical Center, P.A., a Florida professional association

"SPLIT DOLLAR AGREEMENT" is defined in ss. 2.9(d).

"UNDERTAKING" is defined in ss. 2.2 hereof.



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                                                      -4-

ARTICLE 2 SALE AND TRANSFER OF ASSETS: CONSIDERATION; CLOSING

         2.1 SALE AND TRANSFER OF ASSETS. At the Closing, ProMedCo-SW agrees to purchase from SELLER and SELLER agrees to sell to ProMedCo-SW, the Assets, but not the Excluded Assets.

         2.2 ASSETS FREE AND CLEAR; UNDERTAKING. The Assets shall be sold free and clear of all liabilities, liens and encumbrances except those liabilities of SELLER expressly assumed or agreed to be discharged by ProMedCo-SW in the Undertaking in the form attached hereto as Appendix 2.2. (the "Undertaking") Except as provided in the Undertaking, ProMedCo-SW shall not assume any other liability or obligation of SELLER fixed or contingent, disclosed or undisclosed, and SELLER agrees to satisfy, when due, all of its liabilities, indebtedness and obligations not assumed by ProMedCo-SW pursuant to this Agreement and the Undertaking; provided, however, that SELLER shall be entitled to contest in good faith any of such liabilities, indebtedness or obligations by appropriate legal proceedings. ProMedCo-SW will pay, perform and discharge in due course in accordance with their terms all obligations, indebtedness and liabilities of SELLER assumed by it pursuant to the Undertaking; provided, however, that ProMedCo-SW shall be entitled to contest in good faith any of such obligations, indebtedness or liabilities by appropriate legal proceedings.

     2.3 EXCLUDED ASSETS. SELLER is not selling and ProMedCo-SW is not purchasing or assuming obligations with respect to the following (collectively the "Excluded Assets"):

         (a)      any real estate owned by SELLER;

         (b) SELLER's corporate and fiscal records and patient medical records and other records that SELLER is required by law to retain in its possession; and

         (c)      Any other assets described on Appendix 2.3.

         2.4 CONSIDERATION FOR SALE AND TRANSFER. See Section 2.4 of the Agreement.

         2.5 EXCLUDED LIABILITIES. Except as provided in the Undertaking, SELLER shall remain liable and responsible for the payment or performance as the case may be, of all contracts, leases and other obligations of any nature. Additionally, SELLER shall remain liable and responsible for all suits, claims, indemnities, judgments, stipulation agreements, mortgages, taxes, contingent liabilities and other obligations of SELLER, including, without limitation, any and all investment tax credit recapture, depreciation recapture; recapture or prior period adjustments under Blue Cross, Medicare and Medicaid; all impositions of income tax and other taxes for all time periods prior to and including the Closing; all employee wages, salaries and benefits (excluding accrued vacation and sick leave which shall be assumed by ProMedCo-SW) including, without limitation, retirement


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                                                      -5-

payments, COBRA obligations, other accrued employee benefits and rights of SELLER's retirees to participate in SELLER's medical plans. The obligations described in this Section 2.5 are referred to collectively as the "Excluded Liabilities."

         2.6 ALLOCATION OF CONSIDERATION. The parties agree that the consideration paid pursuant to ss. 2.2 shall be allocated among the Assets by ProMedCo-SW within 120 days after the Closing or by such time as is reasonable under the circumstances; if SELLER agrees with the allocation made by ProMedCo-SW, such allocation shall be binding on the parties as set forth below and if SELLER notifies ProMedCo-SW within 30 days of its disagreement with the allocation, the parties shall engage a mutually agreeable "big six" accounting firm to make the allocation, and the findings of such firm shall be binding on the parties (the allocation which is ultimately binding on the parties pursuant to this sentence is referred to herein as the "Binding Allocation") . The Binding Allocation shall be used by the parties for all purposes including tax, reimbursement and other purposes. Each party hereto agrees that it will report the transaction in accordance with the Binding Allocation, including under
Section 1060 of the Code, and that it will not take a position inconsistent with the Binding Allocation except with the written consent of the other party hereto. Each party agrees to cooperate with the other so that the information shown on Form 8594 filed with the IRS by such party will be consistent with the information on the other party's Form 8594. Each party shall pay 50% of the fees and expenses of the accounting firm which makes the Binding Allocation.

         2.7 CLOSING. The sale, purchase, and other activities provided for herein (the "Closing") shall take place on April 21, 1997 (the "Closing Date"), at a site designated by ProMedCo-SW. In case the Closing does not take place on the Closing Date, the Closing Date shall be set by mutual agreement between ProMedCo-SW and SELLER; provided, however, that in no event shall the Closing take place later than April 30, 1997 unless extended by mutual agreement.

         2.8 FURTHER ACTS AND ASSURANCES. SELLER shall, at any time and from time to time at and after the Closing, upon request of ProMedCo-SW, take any and all steps reasonably necessary to place ProMedCo-SW in possession and operating control of the Assets and the business to be transferred hereunder and will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required for the transferring and confirming to ProMedCo-SW or to its successors or assigns, or for reducing to possession, any or all of the Assets.

         2.9 OTHER TRANSACTIONS AT THE CLOSING. In addition to the transaction set forth above, the following additional transactions shall occur at the
Closing:



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                                                      -6-

         (a) NMC and ProMedCo-SW shall enter into a Service Agreement in the form attached hereto as Appendix 2.9A.

         (b) NMC shall enter into employment agreements in the form attached as Appendix 2.9B hereto (the "Medical Professional Employment Agreements") with each of the Medical Professionals associated with SELLER.

         (c) ProMedCo-SW shall formally assume the real property leases described on Appendix 2.9C relating to offices used by SELLER, subject to such having commercially reasonable rentals and other terms. If necessary, ProMedCo shall guaranty such leases.

         (d) ProMedCo-SW shall enter into a Split-Dollar Agreement in the form attached hereto as Appendix 2.9D (the "Split-Dollar Agreement") with each of the shareholders of SELLER.

         (e) Each shareholder of SELLER and ProMedCo-SW shall execute a Collateral Assignment (the "Collateral Assignment") in the form attached hereto as Appendix 2.9E pertaining to the Life Insurance Policy contemplated by the Split-Dollar Agreement.

         (f) ProMedCo-SW, each shareholder of SELLER and an escrow agent mutually agreeable to ProMedCo-SW and SELLER shall enter into an Escrow Agreement (the "Escrow Agreement") in the form attached hereto as Appendix 2.9F.

         2.10  PURCHASE CONSIDERATION ADJUSTMENTS.

     (a) DEFINITIVE CLOSING STATEMENTS. Within 120 days after the Closing or by such time as is reasonable under the circumstances, ProMedCo-SW shall prepare and deliver to SELLER a final closing statement ("Final Closing Statement") of SELLER as of the Closing Date. ProMedCo-SW covenants that the Final Closing Statement shall be true, complete and accurate and will present fairly the assets and liabilities items set forth inss.ss. 2.1 and 2.2 hereof as at the Closing, calculated in a manner consistent with the SELLER Financial Statements (as defined inss.3.4), and the requirements of this Agreement. SELLER and its representatives shall be provided access to the books and records of ProMedCo-SW as necessary to verify the accuracy of such calculations. If within 30 business days of receipt of the Final Closing Statement, SELLER fails to deliver to ProMedCo-SW written notice specifying any unac ceptable entries on the Final Closing Statements and the reasons therefor, then such


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                                                      -7-

                  Final Closing Statement shall constitute the Definitive Closing Statements. If SELLER timely and duly delivers such notice within 30 business days of receipt thereof, the parties shall attempt in good faith to resolve the differences, and if they are unable to do so, within 20 days thereafter either party may deliver the Final Closing Statement to a "big six" accounting firm chosen by ProMedCo-SW (the "CPA Firm"), who shall have 20 business days to review the Final Closing Statement and make such adjustments thereto as it deems necessary to ensure that the Final Closing Statement has been prepared in a manner consistent with the SELLER Financial Statements calculated on a consistent basis and the requirements of this Agreement and conform to consistently applied generally accepted accounting principles. The Final Closing Statement as so adjusted shall constitute the Definitive Closing Statement and shall be binding on the parties hereto. If the total amount payable by ProMedCo-SW pursuant to clause (b) below increases from that shown on the Final Closing Statement, ProMedCo-SW shall pay the fees and expenses of the CPA Firm, otherwise such fees and expenses shall be borne by SELLER.

         (b) CLOSING FINANCIAL CONDITION. At the Closing, the current liabilities of SELLER shall be current and paid with no balances in excess of 30 days. If there are any other liabilities that exist at the time of Closing other than equipment and real estate lease obligations specifically assumed pursuant to the Undertaking, the Consideration shall be reduced on a dollar for dollar basis.

         (c)      DISTRIBUTION FUNDS ADJUSTMENT. See ss. 2.10(c) of the
Agreement.

         (d)      ACCOUNTS RECEIVABLE ADJUSTMENT.  See ss. 2.10(d) of the
Agreement.

         (e) MEDICAL PROFESSIONAL DEFICIENCY ADJUSTMENT. See ss. 2.10(e) of the Agreement.

ARTICLE  3 REPRESENTATIONS AND WARRANTIES OF SELLER

         SELLER hereby represents and warrants to ProMedCo-SW as follows:

         3.1 ORGANIZATION, CORPORATE POWER AND QUALIFICATION. SELLER is a professional corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and assets and to carry on its business as and where it is now being conducted, to enter into this Agreement, and to consummate the transactions contemplated hereby. Each is duly qualified to do business and is in good standing in each jurisdic tion in which the character of the properties owned or leased by it or the nature of the business


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                                                      -8-

transacted by it makes such qualification necessary. SELLER is qualified to do business in the states and foreign countries listed in Exhibit 3.1A of the
Exhibit Volume. No jurisdiction where SELLER is not presently qualified as a foreign corporation has made any assertion that such corporation's business or ownership of property makes qualification as a foreign corporation in such jurisdiction necessary. A copy of the Articles of Incorporation and all amendments thereto as of the date hereof of SELLER and a copy of its by-laws, as amended to the date hereof (both certified by the Secretary of SELLER), are included as Exhibit 3.1B of the Exhibit Volume and are true, accurate and complete as of the date hereof. SELLER is not in default under or in violation of any provision of its Articles of Incorporation or bylaws.

         3.2  CAPITALIZATION OF SELLER.  See ss. 3.2 of the Agreement.

     3.3 SUBSIDIARIES, AFFILIATES, AFFILIATED COMPANIES AND JOINT VENTURE. Except as set forth in Exhibit 3.3,SELLER has no direct or indirect ownership interest in, by way of stock ownership or otherwise, any corporation, association or business enterprise.

         3.4 FINANCIAL STATEMENTS. Exhibit 3.4 consists of the following financial statements of SELLER: (i) balance sheet of SELLER at December 31, 1996 and the related statement of operations, stockholders' equity and cash flow for the years then ended, together with the audit opinion report thereon of Arthur Andersen & Company, LLP, certified public accountants and (ii) unaudited balance sheet of SELLER at February 28, 1997 and the related statement of operation for the 12 months then ended (such financial statements and the related notes being herein called "SELLER Financial Statements").

         The SELLER Financial Statements are true, complete and accurate, have been based upon the information contained in the books and records of SELLER and present fairly the assets, liabilities and financial condition of SELLER as of the dates thereof and the results of its operations for the periods then ended, prepared in conformity with generally accepted accounting principles. The SELLER Financial Statements do not contain any material inaccuracy and do not suffer from any material omissions.

         3.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected or reserved against in the SELLER Financial Statements and except for commitments and obligations incurred in the ordinary course of business accruing after February 28, 1997, SELLER had, or will have at Closing, no liabilities, claims or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to SELLER or any directors, officers or employees of SELLER, whether due to become payable and regardless of when or by whom asserted).



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                                                      -9-

         3.6 ABSENCE OF CERTAIN RECENT CHANGES. Except as expressly provided in this Agreement or as set forth on Exhibit 3.6 in alphabetical order corresponding to the following subsections, since February 28, 1997, and through the Closing Date, SELLER has not been and will not have:

         (a) except in the usual and ordinary course of its business, consistent with past practice, and in an amount which is usual and normal incurred any indebtedness or other liabilities (whether accrued, absolute, contingent or otherwise), guaranteed any indebtedness or sold any of its assets;

         (b) suffered any damage, destruction or loss, whether or not covered by insurance, in excess of $10,000;

         (c) suffered the resignation or other termination of any management personnel of SELLER, or the loss of or other termination of a business relationship with any material customers or suppliers of SELLER's business;

         (d) increased the regular rate of compensation payable by it to any employee other than normal merit and cost of living increases granted in the ordinary course of business; or increased such compensation by bonus, percentage, compensation service award or similar arrangement theretofore in effect for the benefit of any of its employees, and no such increase is required;

         (e) established or agreed to establish, amended or terminated any pension, retirement or welfare plan or arrangement for the benefit of its employees not theretofore in effect;

         (f) suffered any change in its financial condition, assets, liabilities, operations, prospects or business or suffered any other event or condition of any character which indi vidually or in the aggregate has or might reasonably have a material adverse effect on SELLER;

         (g) experienced any labor organizational efforts, strikes or complaints other than griev ance procedures in the ordinary course of business or entered into any collective bar gaining agreements with any union;

         (h) made any single capital expenditure which exceeded $5,000 or made aggregate capital expenditures which exceeded $10,000;



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                                                      -10-

         (i) except with respect to liens or encumbrances arising by operation of law, permitted or allowed any of the Assets to be subjected to any pledge, lien, security interest, en cumbrance, restriction or charge of any kind;

         (j) written down the value of any of the Assets, or written off as uncollectible any notes or accounts receivable, except for write-downs and write-offs in the ordinary course of business and consistent with past practice, none of which are material or revalued any of the Assets;

         (k) paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than in the usual and ordinary course of business;

         (l) suffered any extraordinary losses, canceled any debts or waived any claims or rights of substantial value, whether or not in the usual and ordinary course of business;

         (m) paid, lent or advanced any amount to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agree ment or arrangement with, any stockholder of SELLER or any of the officers or di rectors of SELLER or of any "Affiliate" of any of its officers or directors, except for reimbursement of ordinary and reasonable business expenses related to the business of SELLER and compensation to officers at rates not exceeding the rates of com pensation at February 28, 1997;

         (n) amended, terminated or otherwise altered (whether by action or inaction) any contract, agreement or license of significant value to which SELLER is a party, except in the ordinary course of business;

         (o) entered into a material transaction other than in the ordinary course of business or made any change in any method of accounting or accounting practice;

         (p)      canceled, or failed to continue, insurance coverages; or

         (q) agreed, whether in writing or otherwise, to take any action described in this ss. 3.6.

         3.7 TITLE TO ASSETS. The Assets consisting of owned personal property are subject to no liens or encumbrances except the security interests of record set forth on Exhibit 3.7A of the Exhibit Volume, which Exhibit is a copy of a Uniform Commercial Code ("UCC") search as of a recent date duly obtained by SELLER and which search shows security interests of record relating to such Assets in every place where such security interests are filed and includes copies of all such financing


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


                                                      -11-

statements. SELLER agrees to remove all security interests reflected on such UCC search, if any, prior to the Closing (except those approved by ProMedCo-SW in writing) and to remove any other security interests filed with respect to such assets between the date of such UCC search and the Closing Date. The bills of sale and the assignments and other instruments to be executed and delivered by SELLER at the Closing will be valid and binding and enforceable in accordance with their respective terms, and will effectively vest in ProMedCo-SW good and marketable title to all the Assets. If SELLER shall fail to remove all such security interests, ProMedCo-SW shall have the right to do so and shall have the right to off-set the cost of doing so against the Consideration payable under ss. 2.4 of the Agreement.

         3.8 CONTRACTS. Exhibit 3.8 of the Exhibit Volume contains a copy of each contract, lease, agreement and other instrument to which SELLER is a party or is bound which involves an unperformed commitment or obligation (contingent or otherwise) of more than $10,000 in the aggregate. Except as noted in such
Exhibit: (i) all such contracts, leases and agreements are in full force and effect; (ii) there has been no threatened cancellation thereof, there are no outstanding disputes thereunder; (iii) each is with unrelated third parties and was entered into on an arms-length basis in the ordinary course of business and all will continue to be binding in accordance with their terms after consummation of the transactions contemplated hereby; (iv) there are no contracts, leases, agreements or other instruments to which SELLER is a party or is bound (other than insurance policies) which could either singularly or in the aggregate have an adverse effect on the value of the Assets to ProMedCo-SW; and
(v) there are no employment agreements or other agreements to which SELLER is a party or by which SELLER is bound that contain any severance or termination pay liabilities or obligations other than physician employment agreements contemplated by this Agreement or disclosed in Exhibit 3.8.

         Except as described in Exhibit 3.8 or the other Schedules hereto (and except for purchase contracts and orders for inventory in the ordinary course of business consistent with past practice), SELLER is not, as of the date of this Agreement, a party to or bound by any:

         (a) material agreement or contract not made in the ordinary course of business;

         (b) employee collective bargaining agreement or other contract with any labor union;

         (c)      covenant not to compete;

         (d) lease or similar agreement under which SELLER is a lessor or sublessor of any material real property owned or leased by SELLER or any portion of premises otherwise occupied by SELLER;



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                                                      -12-

         (e) (i) lease or similar agreement under which (A) SELLER is lessee of, or holds or uses, any machinery, equipment, vehicle or other tangible personal property owned by a third party or
                  (B)SELLER is a lessor or sublessor of any tangible personal property owned by any of its shareholders, (ii) continuing contract for the future purchase of materials, supplies or equipment, or (iii) management, service, consulting or other similar type of contract, in any such case which has a future liability in excess of $10,000, and which is not terminable by SELLER for a cost of less than $10,000;

         (f) license or other agreement relating in whole or in part to, trademarks (including, but not limited to, any license or other agreement under which SELLER has the right to use any of the same owned or held by a third party);

         (g) agreement or contract under which SELLER has borrowed or lent any money or issued any note, bond, indenture or other evidence of indebtedness or directly or indirectly guaranteed indebtedness, liabilities or obligations of others for an amount in excess of $10,000 (other than (i) endorsements for the purpose of collection in the ordinary course of business and (ii) advances to employees of SELLER in the ordinary course of business);

         (h) mortgage, pledge, security agreement, deed of trust or other document granting a lien against the Assets (including liens upon properties acquired under conditional sales, capital leases or other title retention or security devices but excluding operating leases);

         (i) other agreement, contract, lease, license, commitment or instrument to which SELLER is a party or by or to which SELLER or any of it assets or businesses are bound or subject, which has an aggregate future liability in excess of $10,000 and is not terminable by SELLER for a cost of less than $10,000; or

         (j) any agreement, contract, understanding or business venture with any physician, other provider or any other Person which violates the Medicare/Medicaid Fraud and Abuse amendments or any regulations thereunder adopted by the U.S. Department of Health and Human Services.

         3.9 BURDENSOME AGREEMENTS. Except as is set forth in Exhibit 3.9 of the
Exhibit Volume, SELLER is not a party to, nor are the Assets subject to or bound or affected by, any provision of any order of any court or other agency of government or any indenture, agreement or other instrument or commitment which adversely affects the operations, earnings, assets, properties, liabilities, business or prospects of SELLER or its condition, financial or otherwise.


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                                                      -13-

         3.10 ABSENCE OF RELATED PARTY TRANSACTIONS. Except as disclosed on
Exhibit 3.10, neither SELLER, nor any officer, director or affiliate of SELLER, has any material direct or indirect financial or economic interest in any competitor or supplier of SELLER. SELLER is not a party to any transaction or proposed transaction, including without limitation the leasing of property, the purchase or sale of materials or goods (except with respect to SELLER's service business) or the furnishing of its services (except as employees of the SELLER), with SELLER, or any Affiliate of SELLER, including (without limitation) any family member of a shareholder of SELLER; and SELLER has not directly or indirectly entered into any agreement or commitment which could result in SELLER becoming obligated to provide funds in respect of or to assume any obligation of any such affiliated person or entity. Except as set forth on Exhibit 3.10, there are no debts owing to SELLER by, or any contractual agreements or understandings between SELLER and, any shareholder, director or officer of SELLER, any member of their respective families, or any affiliate or associate of any of the foregoing individuals, as the term "affiliate" is defined for purposes of the Securities Act of 1933 and the rules and regulations thereunder, and none of the foregoing individuals or any affiliate or associate of them owns any property or rights, tangible or intangible (other than an equitable interest), used in or related to SELLER's business. SELLER is not indebted to any shareholder, officer, director or employee of SELLER, or to any member of their respective families, or to any affiliate or associate of any of the foregoing individuals, in any amount whatsoever, other than for payment of salaries and compensation for services actually rendered to SELLER in the ordinary course of their businesses.

         3.11 DEFAULTS. Except as disclosed in Exhibit 3.11,SELLER is not in default under, nor has any event occurred which, with the lapse of time or action by a third party, could result in a default under any outstanding indenture, mortgage, contract, instrument or agreement to which SELLER is a party or by which SELLER may be bound or under any provision of the Articles of Incorporation or by-laws of SELLER. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate any provision of, or result in the breach of, or constitute a default under, any law the violation of which would result in a significant liability to SELLER, or any order, writ, injunction or decree of any court, governmental agency or arbitration tribunal; constitute a violation of or a default under, or a conflict with, any term or provision of the Articles of Incorporation or by-laws of SELLER or any contract, commitment, indenture, lease, instrument or other agreement, or any other restriction of any kind to which SELLER is a party or is bound; or cause, or give any party grounds to cause (with or without notice, the passage of time or both) the maturity of any liability or obligation of SELLER, to be accelerated, or increase any such liability or obligation.

         3.12 INVENTORY. The Inventory consists of a quality and quantity usable and saleable in the ordinary course of business and is carried on the balance sheet included in the SELLER Financial Statements at the lower of cost or market, except for items of obsolete materials and materials of


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
below standard quality, all of which have been written down in the balance sheet included in the SELLER Financial Statements to net realizable market value or for which adequate reserves have been provided in the balance sheet included in the SELLER Financial Statements. The present quantity of the Inventory of SELLER is reasonable and warranted in the present circumstances of the business conducted by SELLER. The only transactions related thereto since February 28, 1997 have been additions or sales in the ordinary course of business.

         3.13 EQUIPMENT. All Assets consisting of equipment are well maintained and in good operating condition, except for reasonable wear and tear and except for items which have been written down in the SELLER Financial Statements to a realizable market value or for which adequate reserves have been provided in the SELLER Financial Statements. The present quantity of all such equipment of SELLER is reasonable and warranted in the present course of the business conducted by SELLER and its subsidiaries. The only transactions related thereto since February 28, 1997, have been additions thereto in the ordinary course of business. All equipment with respect to which equipment lease obligations exist that ProMedCo-SW is to assume under the Undertaking is currently used in the operations of SELLER.

         3.14 RECEIVABLES. The SELLER Receivables are bona fide receivables which represent fees for services rendered or costs incurred for the sales price of medicine, drugs, pharmaceuticals or other products sold and delivered in the ordinary course of business.

         3.15 PERMITS AND LICENSES. Included as Exhibit 3.15 in the Exhibit Volume is a schedule of permits and licenses, listing and briefly describing each permit, license or similar authorization from each governmental authority issued with respect to the operation or ownership of properties by SELLER together with the designation of the respective expiration dates of each, and also listing and briefly describing each association in which SELLER is a member and each association or governmental authority by which SELLER is accredited or otherwise recognized. SELLER is not required to obtain any additional permits, licenses or similar authorizations (including, without limitation, any additional certificates of need) from any governmental authority for the proper conduct of its business or to become a member of or accredited by any association or governmental authority other than those listed on Exhibit 3.15 in the Exhibit Volume. All of such permits, licenses and authorizations will continue to be valid and in full force and effect in accordance with their respective terms after the consummation of the transactions contemplated hereby.

         3.16 LITIGATION, ETC. Except as set forth in Exhibit 3.16 of the
Exhibit Volume, there is no litigation, arbitration, governmental claim, investigation or proceeding pending or threatened against SELLER at law or in equity, before any court, arbitration tribunal or governmental agency. No such proceeding set forth in Exhibit 3.16 concerns the ownership or other rights with respect to the Assets. To the best knowledge of SELLER, there are no facts based on which material claims may


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
be hereafter made against SELLER. Any and all claims arising from incidents on or before the Closing Date shall be the sole responsibility of SELLER and are specifically excluded from the liabilities to be assumed by ProMedCo-SW hereunder. All claims and litigations against SELLER are fully covered by insurance. SELLER shall unconditionally indemnify and hold ProMedCo-SW harmless against any loss or liability including, without limitation, attorney's fees, resulting from any claims or litigation arising out of incidents relating to SELLER which occurred prior to the Closing Date, to the extent such loss or liability is not covered by insurance.

         3.17 COURT ORDERS, DECREES AND LAWS. There is not outstanding or threatened any order, writ, injunction or decree of any court, governmental agency or arbitration tribunal against or affecting SELLER or the Assets. SELLER is in compliance with all applicable federal, state and local laws, regulations and administrative orders which are material to the business of SELLER and SELLER has received no notices of alleged violations thereof. No governmental authorities are presently conducting proceedings against SELLER and to the best knowledge of SELLER, no such investigation or proceeding is pending or being threatened.

         3.18 TAXES. Except as set forth in Exhibit 3.18: (i) all federal, state and other tax returns of SELLER required by law to be filed have been timely filed, and SELLER has paid or provided for all taxes (including taxes on properties, income, franchises, licenses, sales and payrolls) which have become due pursuant to such returns or pursuant to any assessment, except for any taxes and assessments of which the amount, applicability or validity is currently being contested in good faith by appropriate proceedings and with respect to which SELLER has set aside on its books adequate reserves; (ii) all such tax returns have been prepared in compliance with all applicable laws and regulations and are true and accurate in all respects; (iii) the amounts set up as provisions for taxes (including provision for deferred income taxes) on the SELLER Financial Statements are sufficient for the payment of all unpaid federal, state, county and local taxes accrued for or applicable to all periods (or portions thereof) ending on or before the Closing Date; (iv) there are no tax liens on any of the Assets except those with respect to taxes not yet due and payable and except for any taxes and assessments of which the amount, applicability or validity is currently being contested in good faith by appropriate proceedings and with respect to which SELLER has set aside on its books adequate reserves; (v) there are no pending tax examinations nor has SELLER received a revenue agent's report asserting a tax deficiency; (vi) SELLER does not expect any taxing authority to claim or assess any amount of additional taxes against it; and (vii) no claim has ever been made by a taxing authority in a jurisdiction where SELLER does not file tax returns that SELLER is or may be subject to taxes assessed by such jurisdiction.

     3.19 IMMIGRATION ACT. SELLER is in compliance with the terms and provisions of the Immigration Act in all material respects. For each employee (as defined in 8 C.F.R. ss.274a.1(f)) of SELLER for whom compliance with the Immigration Act by SELLER is required, SELLER has


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
obtained and retained a complete and true copy of each such employee's Form I-9 (Employment Eligibility Verification Form) and all other records or documents prepared, procured or retained by SELLER pursuant to the Immigration Act. There are no violations or potential violations of the Immigration Act by SELLER. SELLER has not been cited, fined, served with a Notice of Intent to Fine or with a Cease and Desist Order, nor, to SELLER's knowledge, has any action or administrative proceeding been initiated or threatened against SELLER, by reason of any actual or alleged failure to comply with the Immigration Act.

         3.20 PROGRAM COMPLIANCE. Neither SELLER nor any of its shareholders or employees is a party to, or the beneficiary of, any agreement, contract, understanding or business venture with any provider or referral source which violates the Medicare/Medicaid Fraud and Abuse amendments or any regulations thereunder adopted by the U.S. Department of Health and Human Services or any regulations adopted by any other federal or state agency or which results in overutilization of health care services by patients.

         3.21  ENVIRONMENTAL MATTERS.  Except as disclosed on Exhibit 3.21:

         (a) There are no outstanding violations or any consent decrees entered against SELLER regarding environmental matters, including, but not limited to, matters affecting the emission of air pollutants, the discharge of water pollutants, the management of hazardous or toxic substances or wastes, or noise.

         (b) There are no claimed, threatened or alleged violations with respect to any federal, state or local environmental law, rule, regulation, ordinance, permit, license or authorization, and there are no present discussions with any federal, state or local governmental agency concerning any alleged violation of environmental laws, rules, regulations, ordinances, permits, licenses or authorizations.

         (c) All operations conducted by SELLER have been and are in compliance with all federal, state and local statutes, rules, regulations, ordinances, permits, licenses and authorizations relating to environmental compliance and control.

         3.22  ERISA.

     (a) Except as listed in Exhibit 3.22 of the Exhibit SELLER has no "employee benefit plans", as such term is defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other plan or similar arrangement, written or otherwise, which provides any type of pension or welfare benefit to any of its directors, employees, or former employees.


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                                                      -17-

     (b) With respect to all of the plans listed in Exhibit 3.22, SELLER has delivered to ProMedCo-SW true and exact copies of (i) all plan documents embodying the provisions of such plans, together with all amendments thereto,
(ii) all summary plan descriptions and summaries of material modifications pertaining thereto, (iii) copies of the most recent Internal Revenue Service determination letters, if any, relating to such plans, (iv) copies of the last three (3) years' Annual Report (Form 5500 series), as filed with respect to such plans with the Internal Revenue Service, together with all Schedules and attachments thereto, including, without limitation, copies of the plan audits and/or actuarial valuations, (v) copies of all contract administration agreements between SELLER and third party administrators, (vi) copies of all participant-related forms currently in use in connection with such plans including, without limitation, salary reduction agreements and beneficiary designations and (vii) participant-specific claims history for any "welfare benefit plan" (within the meaning of Section 3(1) of ERISA) that has been in existence during any part of the last three years.

     (c) No "prohibited transaction", as such term is defined under Section 4975(c) of the Code or under Section 406 of ERISA, and the respective regulations thereunder, has occurred or is occurring with respect to any "employee benefit plan" maintained by SELLER or with respect to any trustee or administrator thereof.

         3.23  PENSION, ETC.

         (a)      No "unfunded accrued liability", as such term is defined under
                  Section 3(30) of ERISA, exists with respect to any "employee pension benefit plan" listed in Exhibit 3.22 (each a "Pension Plan" and collectively the "Pension Plans").

         (b) None of the Pension Plans or any related trusts have been partially or fully terminated (through the complete cessation of contributions thereto or otherwise). In addition there has not occurred any "reportable events", as such term is defined under Section 4043 of ERISA, which could have a material adverse effect on the condition, financial or otherwise, of SELLER.

         (c) Neither any of the Pension Plans nor any related trusts have incurred any "accumulated funding deficiency", as such term is defined under Section 302(a)(2) of ERISA or Section 412(a) of the Code (whether or not waived), since the effective date of ERISA.



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                                                      -18-

     (d) With respect to each Pension Plan, there are not in existence any liabilities other than those liabilities shown on the Annual Reports (Form 5500 series) delivered to ProMedCo-SW in connection herewith. No material change with respect to the matters covered by the most recent Annual Report for each Pension Plan has occurred since the filing date thereof. The terms and operation of each Pension Plan have complied, and are in compliance, with the applicable provisions of ERISA and the Code. All Pension Plans have at all times been and are qualified under Section 401(a) of the Code, except for those Pension Plans set forth in Exhibit 3.23 of the Exhibit Volume. None of the Pension Plans listed in Exhibit 3.22 is unfunded.

         3.24 EMPLOYEE MATTERS. Included as Exhibit 3.24A of the Exhibit Volume is a list of all employees of SELLER together with their annual rates of compensation and a list of all people who were paid bonuses in the last twelve months plus the amount thereof. No written employment agreement to which SELLER is a party or is bound requires longer than a four-week notice before termination or agreement to lend, or guarantee any loan, to an employee or an agreement relating to a bonus, severance pay or similar plan, agreement, arrangement or understanding. Exhibit 3.24B of the Exhibit Volume is a brief description of employee benefits of SELLER.

         3.25 INSURANCE AND BONDS. Exhibit 3.25A contains a description of all fire, liability and other insurance coverage maintained by SELLER currently in force, including the amounts and losses and risks covered; all such policies are fully paid as to all premiums heretofore due. Exhibit 3.25C contains a description of all malpractice liability insurance policies of SELLER since January 1, 1995. Except as set forth on Exhibit 3.25C, SELLER has not in the last seven years filed a written application for any insurance coverage which has been denied by an insurance agency or carrier. Exhibit 3.25C sets forth a list of all claims for any insured loss in excess of $5,000 per occurrence, filed by SELLER during the three year period immediately preceding the date hereof, including, but not limited to, workers compensation, general liability and environmental liability. SELLER is not in material default with respect to any provision contained in any such policy and has not failed to give any notice or present any claim under any such policy in due and timely fashion.

         3.26 LABOR MATTERS. There are no collective bargaining agreements with any labor union to which SELLER is a party or by which SELLER is bound, and it is not currently negotiating with a labor union. No employees of SELLER have ever petitioned for a representation election. SELLER is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice. There is no unfair labor practice complaint against SELLER pending before the National Labor Relations Board. There is no labor strike, dispute, slowdown or stoppage actually pending or, to its knowledge, threatened against or affecting SELLER. No grievance which


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


                                                      -19-

might have a material adverse effect on SELLER or the conduct of its business nor any such arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor exists. SELLER has not experienced any employee strikes during the last three years. SELLER will advise ProMedCo-SW of any such labor dispute, petition for representative election or negotiations with any labor union which shall arise before the Closing Date. Except as may be required by ss.4980B of the Code or applicable state health care continuation coverage statutes, SELLER has no liability under any plan or arrangement which provides welfare benefits, including medical and life insurance, to any current or future retiree or terminated employee.

         3.27 HEALTHCARE COMPLIANCE. SELLER is participating in or otherwise authorized to receive reimbursement from or is a party to Medicare, Medicaid, and other third-party payor programs (collectively "Third Party Payor Programs"). All necessary certifications and contracts required for participation in such programs are in full force and effect and have not been amended or otherwise modified, rescinded, revoked or assigned as of the date hereof, and to the best of SELLER's knowledge, no condition exists or event has occurred which in itself or with the giving of notice or the lapse of time or both would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Third Party Payor Program. To the best of SELLER's knowledge, SELLER is in full compliance with the requirements of all such Third Party Payor Programs applicable thereto.

         3.28 FACILITY COMPLIANCE. The Clinic Facility is duly licensed and is lawfully operated in accordance with the requirements of all applicable law and has all necessary authorizations for the use and operation, all of which are in full force and effect. There are no outstanding notices of deficiencies relating to SELLER issued by any governmental authority or Third Party payor Program requiring conformity or compliance with any applicable law or condition for participation of such governmental authority or Third Party Payor program, and after reasonable and independent inquiry and due diligence and investigation, SELLER has neither received notice nor has any knowledge or reason to believe that such necessary authorizations may be revoked or not renewed in the ordinary course.

         3.29 IMPROPER PAYMENTS. Neither SELLER nor any officer or employee of SELLER has made any bribes, kickbacks or other improper payments on behalf of SELLER or received any such payments from vendors, suppliers or other persons contracting with SELLER.

     3.30 BOOKS OF ACCOUNT; REPORTS. The books of account of SELLER in reasonable detail, accurately and fairly reflect its transactions and the disposition of its assets. SELLER has filed all reports and returns required by any law or regulation to be filed by it.



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


                                                      -20-

         3.31 NO FINDERS OR BROKERS. Neither SELLER nor any officer or director of SELLER or any of its predecessors by merger has engaged any finder or broker in connection with the transactions contemplated hereunder except for the services of Lew Kaufman. Except as provided in ss. 11.1, SELLER shall indemnify and hold ProMedCo-SW harmless from any liability to Mr. Kaufman in connection with his services relating to the transactions contemplated hereby.

         3.32 REVIEW OF INFORMATION. SELLER has been afforded access to all material information concerning ProMedCo and, in addition thereto, has been afforded the opportunity to ask questions of, and receive answers from, ProMedCo concerning the business and properties of ProMedCo and to review any materials relating to ProMedCo.

         3.33 AUTHORITY; BINDING EFFECT. SELLER has full power and authority to enter into this Agreement and, subject to the convening of a stockholders' meeting and the approval of stockholders as required by Florida law, to carry out the transactions contemplated hereby. The Board of Directors of SELLER has taken all action required by law and by SELLER's Articles of Incorporation and by-laws, or otherwise, to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitutes the valid and binding agreement of SELLER enforceable in accordance with its terms.

         3.34 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. No characteristic of SELLER or of the nature of its business or operations requires any consent, approval or authoriza tion of, or declaration, filing or registration with any governmental or regulatory authority in connec tion with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         3.35 NO ADVERSE EFFECT. There is no event or condition of any kind or character pertaining to the business, assets or prospects of SELLER that may adversely affect such business, assets or prospects other than general economic conditions affecting the United States.

         3.36 DISCLOSURE. No representations and warranties by SELLER in this Agreement and no statement in this Agreement or any document or certificate furnished or to be furnished to ProMedCo and ProMedCo-SW pursuant hereto contains or will contain any untrue statement or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. SELLER has disclosed to ProMedCo and ProMedCo-SW all facts known to SELLER material to the assets, liabilities, business, operation and property of SELLER. There are no facts known to SELLER not yet disclosed which would adversely affect the future operations of SELLER.



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                                                      -21-

ARTICLE  4 REPRESENTATIONS AND WARRANTIES OF PROMEDCO AND
PROMEDCO-SW

         ProMedCo and ProMedCo-SW hereby represent and warrant as follows:

         4.1 ORGANIZATION AND STANDING OF PROMEDCO AND PROMEDCO-SW. ProMedCo and ProMedCo-SW are each corporations duly organized, validly existing and in good standing under the laws of the state of Delaware and Florida, respectively; each has full corporate power and authority to conduct its business as now being conducted; and each is duly qualified to do business in each jurisdiction in which the nature of the property owned or leased or the nature of the business conducted by it requires such qualification.

         4.2 AUTHORITY; BINDING EFFECT. Each of ProMedCo and ProMedCo-SW has corporate power to execute and deliver this Agreement and consummate the transactions contemplated hereby and has taken (or by the Closing Date will have taken) all action required by law, its Articles of Incorporation, by-laws or otherwise to authorize such execution and delivery and the consummation of the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitutes the valid and binding agreement of each of ProMedCo and ProMedCo-SW enforceable in accordance with its terms (except as the same may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as to the remedy of specific performance which may not be available under the laws of various jurisdictions) assuming that this Agreement has been duly authorized, delivered and executed by SELLER and constitutes the valid and binding obligation, enforceable against SELLER in accordance with its terms (except as enforceability against SELLER may be restricted, limited or delayed to the same extent as referred to in parenthetical phrase immediately above).

     4.3 NO FINDERS OR BROKERS. Neither ProMedCo, ProMedCo-SW nor any officer or director of either has engaged any finder or broker in connection with the transactions contemplated hereunder.

         4.4 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. No characteristic of ProMedCo or ProMedCo-SW or of the nature of their business or operations requires any consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the con summation of the transactions contemplated hereby.

     4.5 PENDING LITIGATION. There are no proceedings pending or threatened, against or affecting ProMedCo in any court or before any governmental authority or arbitration board or


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                                                      -22-

tribunal which involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of ProMedCo considered as a whole.

ARTICLE  5 COVENANTS OF PROMEDCO AND PROMEDCO-SW

         ProMedCo and ProMedCo-SW hereby covenant and agree as follows:

         5.1 BEST EFFORTS TO SECURE CONSENTS. ProMedCo and ProMedCo-SW shall use their best efforts to secure before the Closing all necessary consents and approvals needed to satisfy all the conditions precedent to the obligations of SELLER hereunder.

         5.2 CORPORATE ACTION. ProMedCo and ProMedCo-SW will take all necessary corporate and other action and use its best efforts to obtain all consents, approvals and amendments of agreements required of it to carry out the transactions contemplated by this Agreement and to satisfy the conditions specified herein.

         5.3 HANDLING OF DOCUMENTS. With respect to information provided by SELLER pursuant to this Agreement prior to the Closing, ProMedCo and ProMedCo-SW shall keep all such information confidential which is not in the public domain, except to the extent that such information (i) becomes generally available to the public other than as a result of a disclosure directly or indirectly by ProMedCo or ProMedCo-SW, (ii) was known by ProMedCo or ProMedCo-SW on a non-confidential basis prior to disclosure to ProMedCo or ProMedCo-SW by SELLER pursuant to this Agreement or (iii) becomes available to ProMedCo or ProMedCo-SW on a non-confidential basis from a source (other than SELLER) which is entitled to disclose the same, and to exercise the same care in handling such information as it would exercise with similar information of its own.

         5.4 NON-DISCLOSURE. ProMedCo and ProMedCo-SW will keep confidential and not disclose to any third party any information relating to the business of SELLER, whether acquired by ProMedCo or ProMedCo-SW before or after the Closing Date, which SELLER has not made generally available to the public.

         5.5 DIRECTOR. Immediately after the Closing, Charles J. Buysse, M.D., shall be named as a director of ProMedCo for a term expiring in 2000, and ProMedCo shall use its best efforts to have its shareholders reelect Dr. Buysse or to replace Dr. Buysse with a person nominated by the Board of Directors of NMC.



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                                                      -23-

ARTICLE  6 COVENANTS OF SELLER

         SELLER hereby covenants and agrees as follows:

         6.1 ACCESS AND INFORMATION. Between the date of this Agreement and the Effective Date; SELLER will: (i) provide to ProMedCo-SW and its officers, attorneys, accountants and other representatives, during normal business hours, or otherwise if ProMedCo-SW deems reasonably necessary, free and full access to all of the properties, assets, agreements, commitments, books, records, accounts, tax returns, and documents of SELLER and permit them to make copies thereof; (ii) furnish ProMedCo-SW and its representatives with all information concerning the business, properties and affairs of SELLER as ProMedCo-SW reasonably requests and certified by the officers, if requested; (iii) cause the independent public accountants of SELLER to make available to ProMedCo-SW and its representatives all financial information relating to SELLER requested, including all working papers pertaining to audits and reviews made heretofore by such auditors; (iv) furnish ProMedCo-SW true and complete copies of all financial and operating statements of SELLER; (v) permit access to customers and suppliers for consultation or verification of any information obtained by ProMedCo-SW and use their best efforts to cause such customers and suppliers to cooperate with ProMedCo-SW in such consultation and in verifying such information; and (vi) cause their employees, accountants and attorneys to make disclosure of all material facts known to them affecting the financial condition and business operations of SELLER and to cooperate fully with any audit, review, investigation or examination made by ProMedCo-SW and its representatives, including, without limitation, with respect to:

         (a)      The books and records of SELLER;

         (b)      The reports of state and federal regulatory examinations;

         (c) Leases, contracts and commitments between the SELLER and any other person;

         (d)      Physical examination of the Clinic Facility; and

         (e) Physical examination of the equipment and furnishings within the Clinic Facility.

     6.2 CONDUCT OF BUSINESS. Between the date hereof and the Effective Date, except as other wise expressly approved in writing by ProMedCo-SW, SELLER shall conduct its business only in the ordinary course thereof consistent with past practice and in such a manner that the representa tions and warranties contained in Article 3 of this Agreement shall be true and correct at and as of the Effective Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by SELLER at the Closing shall have been satisfied. SELLER


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                                                      -24-

will, consistent with conducting its business in accordance with reasonable business judgment, preserve the business of the SELLER intact; use its reasonable best efforts to keep available to ProMedCo-SW the services of the present employees of the SELLER (except those dismissed for cause, those who voluntarily discontinue their employment and those whose termination is consented to by ProMedCo-SW) and preserve for ProMedCo-SW the goodwill of the suppliers, patients and others having business relations with the SELLER.

         6.3 COMPLIANCE WITH AGREEMENT. SELLER shall not undertake any course of action inconsistent with satisfaction of the conditions applicable to it set forth in this Agreement, and shall do all such acts and take all such measures as may be reasonably necessary to comply with the representations, agreements, conditions and other provisions of this Agreement. SELLER shall give ProMedCo-SW prompt written notice of any change in any information contained in the representations and warranties made in Article 3 hereof and on the Exhibits referred to therein (provided, however, that such notice shall not limit ProMedCo-SW's rights under ss. 8.1 hereof) and of any condition or event which constitutes a default of any covenant or agreement made in Article 6 or in any other section hereof.

         6.4 BEST EFFORTS TO SECURE CONSENTS. SELLER shall take the necessary corporate and other action and shall use its reasonable best efforts to secure before the Closing Date all necessary consents and approvals required to carry out the transactions contemplated by the Agreement and to satisfy all other conditions precedent to the obligations of ProMedCo, ProMedCo-SW and SELLER.

         6.5 UNUSUAL EVENTS. Until the Closing Date, SELLER shall supplement or amend all relevant Exhibits in the Exhibit Volume with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Exhibits; provided, however, that for the purposes of the rights and obligations of the parties hereunder, any such supplemental disclosure shall not be deemed to have been disclosed as of the date SELLER delivers to ProMedCo-SW the Exhibit Volume pursuant to ss. 9.1 of this Agreement or any other date, and shall not be deemed to amend or supplement any Exhibits or to prevent or cure any misrepresentation, breach of warranty or breach of covenant, unless agreed to in writing by ProMedCo-SW.

         6.6 INTERIM FINANCIAL STATEMENTS. Within 30 days after the end of each calendar month subsequent to the date of this Agreement and prior to the Closing Date, SELLER shall deliver to ProMedCo-SW an unaudited balance sheet of SELLER as of the end of such calendar month together with the related statement of operations. All such financial statements shall fairly present the financial position, results of operations and cash flows for the financial periods indicated, in accordance with generally accepted accounting principles consistently applied except that footnote


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                                                      -25-

information may be omitted in such statements, and that such statements shall be subject to normal year-end audit adjustments, but only if such adjustments are of a normal, recurring type and are not material in the aggregate..

         6.7 DEPARTMENTAL VIOLATIONS. All notes or notices of violations of law or municipal ordi nances, orders or requirements noted in or issued by the departments of buildings, fire, labor, health, or any other state or municipal department having jurisdiction against or affecting the business, property or assets of SELLER shall be complied with prior to the Closing Date. All such notes or notices, after the date hereof and prior to the Closing Date, shall be complied with by SELLER prior to the Closing Date. Upon written request, SELLER shall furnish ProMedCo-SW with an authorization to make the necessary searches for such notes or notices.

         6.8 ASSESSMENTS. If, on the Closing Date, the business, property or assets of SELLER are or will be subject to an assessment or assessments which are or may become payable in annual installments, of which the first installment is then a charge or lien, or has been paid, then for the purposes of this Agreement all the unpaid installments of any such assessment, including those which are to become due and payable, shall be paid and discharged by SELLER prior to the Closing Date.

         6.9 INSURANCE RATINGS. SELLER shall take all action reasonably requested by ProMedCo-SW to enable it to succeed to the Workers' Compensation and Unemployment Insurance ratings, insurance policies, deposits and other interests of SELLER and other ratings for insurance or other purposes established by SELLER. ProMedCo-SW shall not be obligated to succeed to any such rating, insurance policy, deposit or other interest, except as it may elect to do so.

         6.10 MAINTAIN INSURANCE COVERAGE. From the date hereof until the Closing, SELLER shall maintain and cause to be maintained in full force and effect the existing insurance on the Assets and the operations of SELLER and shall provide, upon request by ProMedCo-SW, evidence satisfactory to ProMedCo-SW that such insurance continues to be in effect and that all premiums due have been paid.

         6.11 EXCLUSIVE DEALINGS. During the period from the date of this Agreement to the Closing Date, or until the earlier termination of this Agreement pursuant to Article 9, SELLER shall refrain from taking any actions, directly or indirectly, to encourage, initiate, or engage in discussions or negotiations with, or provide any information to, any corporation, partnership, person, or other entity or group, other than ProMedCo-SW, concerning the purchase of SELLER or its assets, or any merger, joint venture or similar transaction involving SELLER and will not enter into any such transaction.



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                                                      -26-

ARTICLE  7 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

         All obligations of SELLER which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by ProMedCo and ProMedCo-SW at or prior to the Closing and to the fulfillment at, or prior to, the Closing, of each of the following conditions (unless expressly waived in writing by SELLER at any time at or prior to the Closing):

         7.1 REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties made by ProMedCo and ProMedCo-SW contained in Article 4 of this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the date of Closing, and shall be true at and as of the date of Closing in all material respects; ProMedCo and ProMedCo-SW shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by then prior to or at the Closing; and SELLER shall have been furnished with a certificate of the President or any Vice President of ProMedCo and of ProMedCo-SW, dated the Closing Date, in such officer's capacity, certifying to the truth of such representations and warranties as of the Closing and to the fulfillment of such covenants and conditions.

         7.2 OPINIONS OF COUNSEL. SELLER shall have been furnished with an opinion dated the Closing Date of Boult, Cummings, Conners & Berry, PLC, counsel to ProMedCo and ProMedCo-SW, in form and substance satisfactory to SELLER, to the effect set forth as Appendix 7.2 attached hereto. In addition, SELLER's shareholders shall have received a satisfactory opinion of Waller, Lansden, Dortch and Davis, a Professional Limited Liability Company, respecting the Split Dollar Agreement and related instruments.

         7.3 AUTHORITY. All action required to be taken by or on the part of ProMedCo and ProMedCo-SW to authorize the execution, delivery and performance of this Agreement by ProMedCo and ProMedCo-SW and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Boards of Directors of ProMedCo and ProMedCo-SW.

         7.4 NO OBSTRUCTIVE PROCEEDING. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against SELLER, or the officers or directors of SELLER, which seeks to, or would, render it unlawful as of the Closing to effect the transactions contemplated hereby in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.


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                                                      -27-

         7.5 DELIVERY OF CERTAIN CERTIFIED DOCUMENTS. At the Closing, ProMedCo-SW shall deliver to SELLER copies of the Articles of Incorporation of each of ProMedCo-SW and ProMedCo certified (not more than 30 days prior to the Closing Date) by the appropriate governmental authorities, copies of resolutions of the Board of Directors of and ProMedCo-SW, certified by the secretary or assistant secretary of ProMedCo-SW approving and authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and copies of resolutions of the Board of Directors of ProMedCo, certified by the secretary or assistant secretary of ProMedCo approving the issuance of the ProMedCo Stock and guaranty of this Agreement.

         7.6 PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings in connection with the transactions contemplated hereby and all certificates and documents delivered to SELLER pursuant to this Agreement shall be satisfactory in form and substance to SELLER and its counsel acting reasonably and in good faith.

         7.7 NO AGENCY PROCEEDINGS. There shall not be pending or, to the knowledge of ProMedCo or ProMedCo-SW, threatened, any claim, suit, action or other proceeding brought by a governmental agency before any court or governmental agency, seeking to prohibit or restrain the transactions contemplated by this Agreement or material damages in connection therewith.

         7.8 CLOSING TRANSACTIONS. All the transactions described in ss. 2.9 shall have been consummated simultaneously with the Closing.

         7.9 WHITTEMORE EMPLOYMENT AGREEMENT. ProMedCo-SW and Douglas Whittemore shall have entered into a mutually agreeable employment agreement.


ARTICLE  8 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PROMEDCO AND
PROMEDCO-SW

         All obligations of ProMedCo and ProMedCo-SW which are to be discharged under this Agreement at the Closing are subject to the performance, at or prior to the Closing, of all covenants and agreements contained herein which are to be performed by SELLER at or prior to the Closing and to the fulfillment at or prior to the Closing of each of the following conditions (unless expressly waived in writing by ProMedCo and ProMedCo-SW at any time at or prior to the Closing):

     8.1 REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of SELLER contained in Article 3 of this Agreement and all of the representations and warranties of


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


                                                      -28-

Tarrant in the Inducement Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the Closing, and shall be true at and as of the date of Closing in all material respects (without taking into account any disclosures made by SELLER to ProMedCo and ProMedCo-SW pursuant to ss. 6.5 hereof); SELLER shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; and ProMedCo and ProMedCo-SW shall be furnished with a certificate of the President or any Vice President of SELLER, dated the Closing Date, in such person's corporate capacity, certifying to the truth of such representations and warranties as of the time of the Closing and to the fulfillment of such covenants and conditions.

         8.2 NO OBSTRUCTIVE PROCEEDING. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against ProMedCo or ProMedCo-SW or the officers or directors of ProMedCo or ProMedCo-SW which seeks to, or would, render it unlawful as of the Closing to effect the transactions contemplated hereby in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transaction contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

         8.3 OPINION OF SELLER COUNSEL. SELLER shall have delivered to ProMedCo and ProMedCo-SW at the Closing an opinion of Moore & Menkhaus, P.A., counsel to SELLER, dated the Closing Date, in form and substance satisfactory to ProMedCo and ProMedCo-SW, to the effect set forth as Appendix 8.3 attached hereto.

     8.4 WHITTEMORE EMPLOYMENT AGREEMENT. ProMedCo-SW and Douglas Whittemore shall have entered into a mutually agreeable employment agreement.

         8.5 CONSENTS AND APPROVALS. Each of the parties to any agreement or instrument under which the transactions contemplated hereby would constitute or result in a default or acceleration of obligations shall have given such consent as may be necessary to permit the consummation of the transactions contemplated hereby without constituting or resulting in a default or acceleration under such agreement or instrument, and any consents required from any public or regulatory agency or organization having jurisdiction shall have been given. Also, ProMedCo-SW shall have received releases, waivers of default and consents to assignment in form satisfactory to it from all parties to contracts and agreements to be assumed by ProMedCo-SW hereunder.

     8.6 PROCEEDINGS AND DOCUMENTS SATISFACTORY. All proceedings in connection with the transactions contemplated hereby and all certificates and documents delivered to ProMedCo-SW


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                                                      -29-

pursuant to this Agreement shall be satisfactory in form and substance to ProMedCo and ProMedCo-SW and its counsel acting reasonably and in good faith.

         8.7 NO ADVERSE CHANGE. From the date of this Agreement until the Closing, the operations of SELLER shall have been conducted in the ordinary course of business consistent with past practice and from the date of the SELLER Financial Statements until the Closing no event shall have occurred or have been threatened which has or would have a material and adverse affect upon the financial condition, assets, liabilities, operations, prospects or business of SELLER; and SELLER shall have not sustained any loss or damage to their assets, whether or not insured, or union activity that affects materially and adversely its ability to conduct its business.

         8.8 DELIVERY OF CERTAIN DOCUMENTS. At the Closing, SELLER shall have delivered to ProMedCo-SW copies of the Articles of Incorporation of SELLER certified (not more than 30 days prior to the Closing Date) by the appropriate governmental authorities and copies of resolutions of the stockholders of SELLER and of the Board of Directors of SELLER, certified by the secretary of SELLER, approving and authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     8.9 CLOSING TRANSACTIONS. All the transactions described in ss. 2.9 shall have been consummated simultaneously with the Closing.

ARTICLE  9  TERMINATION

     9.1 OPTIONAL TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Date, notwithstanding stockholder approval as follows:

         (a)      By the mutual consent of ProMedCo, ProMedCo-SW and SELLER; or

         (b) By SELLER, if any of the conditions set forth in Article 7 shall not have met by April 30, 1997; provided that SELLER shall not be entitled to terminate this Agreement pursuant to this ss. 9.1(b) if SELLER's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby; or

         (c) By ProMedCo-SW, if any of the conditions provided in Article 8 hereof have not been met by April 30, 1997; provided that ProMedCo-SW shall not be entitled to terminate this Agreement pursuant to this ss. 9.1(c) if ProMedCo-SW's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.


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                                                      -30-

Notwithstanding anything to the contrary set forth herein, the parties acknowledge and agree that the Exhibits referred to in Article 3 herein were not prepared or delivered to ProMedCo and ProMedCoSub prior to or contemporaneously with the execution of this Agreement. By ________, Target shall deliver to ProMedCo and ProMedCoSub all the Exhibits referred to in Article 3, to be prepared in accordance with Article 3 of this Agreement, and ProMedCo and ProMedCoSub may, at their discretion, within five days after its receipt of such Exhibits, terminate this Agreement by notice to Target if any information contained in any of such Exhibits or any information obtained by ProMedCo and ProMedCoSub pursuant to ss. 6.3 of this Agreement shall establish that any representation or warranty of Target contained in Article 3 of this Agreement or any information previously furnished to ProMedCo and ProMedCoSub by Target concerning Target shall not be true and accurate in all material respects as of the date of the termination notice or in the opinion of ProMedCo and ProMedCoSub, any of such Exhibits shall disclose facts which shall be materially adverse concerning the financial condition, business or operations of Target.

         9.2 NOTICE OF ABANDONMENT. In the event of such termination by either ProMedCo and ProMedCo-SW or SELLER pursuant to ss. 9.1 above, written notice shall forthwith be given to the other party hereto.

     9.3 MANDATORY TERMINATION. If the Closing has not occurred by May 15, 1997, this Agreement shall automatically terminate and no longer be of any force or effect.

         9.4 TERMINATION. In the event this Agreement is terminated as provided above, ProMedCo and ProMedCo-SW shall deliver to SELLER all documents (and copies thereof in their possession) concerning SELLER and its Affiliates previously delivered by SELLER to ProMedCo and ProMedCo-SW; and except as contemplated by ss. 11.1, none of the parties nor any of their respective partners, shareholders, directors, or officers shall have any liability to the other party for costs, expenses, loss of anticipated profits, consequential damages, or otherwise, except for any deliberate breach of any of the provisions of this Agreement.

ARTICLE 10 INDEMNIFICATION

         10.1 GRANT OF INDEMNITY. SELLER agrees to indemnify, defend and hold ProMedCo and ProMedCo-SW and their Affiliates, and subsidiaries, and its and their respective employees, representatives, officers and agents, harmless from and against any claims, losses, liability, obligations, lawsuits, deficiencies, damages or expense of whatever nature, whether known or unknown, accrued, absolute, contingent or otherwise including (without limitation) interest, penalties, attorneys' fees, costs of investigation and all amounts paid in defense or settlement of the foregoing, suffered or incurred by ProMedCo or ProMedCo-SW as a result of the occurrence of any of the following: (i) the Assets were subject to any liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, which are not being specifically assumed by ProMedCo-SW hereunder, including without limitation, liabilities for federal, state, local and other applicable taxes of every kind and description, whether or not said liabilities or obligations are disclosed in Exhibit 3.4;
(ii) SELLER did not have title to any of the Assets; (iii) a breach of any obligation, representation, warranty, covenant or agreement made by SELLER in this Agreement or any agreement referred to herein or because any representation or warranty by SELLER contained herein, in any document furnished or required to be furnished pursuant to this Agreement by SELLER to ProMedCo or ProMedCo-SW or any of their representatives, or any documents furnished to ProMedCo and ProMedCo-SW in connection with the Closing hereunder, shall be false; (iv) any litigation arising out of or based upon events or operative facts occurring prior to the Closing Date, in connection with the Assets, whether or not disclosed in Exhibit 3.16; (v) any employee benefits, including pension or retirement benefits, and any severance payments to the employees of SELLER which are or may be assessed as a result of the transactions contemplated by this Agreement, payable to or on behalf of the employees of SELLER as of the Closing Date, or


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                                                      -31-

due through the consummation of this Agreement; (vi) any and all liabilities related to any pre-Closing violation of law, regulation or ruling applicable to any employee benefit plan and/or any labor or employment practice or policy for which ProMedCo or one of ProMedCo's affiliates assumes sponsorship or otherwise becomes liable for as a successor employer; (vii) unless otherwise specifically agreed in this Agreement, any and all claims, including legal, administrative or creditor claims or actions, in connection with the Assets or their sale or transfer hereunder, if any fact material to any such claim or cause of action pleaded or stated there occurred prior to or on the Closing Date; and (viii) costs and expenses (including reasonable attorneys' fees) incurred by ProMedCo and ProMedCo-SW in connection with any demand, action, suit, proceeding, assessment or judgment incident to any of the foregoing.

         10.2  REPRESENTATION, COOPERATION AND SETTLEMENT.

     (a) ProMedCo and ProMedCo-SW shall give prompt notice to SELLER of any claim against ProMedCo or ProMedCo-SW which might give rise to a claim based on the indemnity contained in this Article 10, stating the nature and basis of the claim and the amount thereof.

     (b) In the event any claim, action, suit or proceeding is brought against ProMedCo or ProMedCo-SW with respect to which SELLER may have liability under the indemnity contained in this Article 10, ProMedCo and ProMedCo-SW shall permit SELLER to assume the defense of any such claim or any litigation resulting from such claim, provided that ProMedCo and ProMedCo-SW shall not be required to permit SELLER to assume the defense of any third party claim which if not first paid, discharged, or otherwise complied with would result in an interruption or cessation of the conduct of ProMedCo-SW's business or any material part thereof. Failure by SELLER to notify ProMedCo and ProMedCo-SW of its election to defend any such claim or action by a third party within thirty
(30) days after notice thereof shall have been given by ProMedCo and ProMedCo-SW, shall be deemed a waiver of any such election. If SELLER assumes the defense of such claim or litigation resulting therefrom, the obligations of SELLER hereunder as to such claim shall include taking all steps reasonably necessary in the defense or settlement of such claim or litigation resulting in the defense or settlement of such claim or litigation resulting therefrom, including the retention of counsel satisfactory to ProMedCo and ProMedCo-SW, and holding ProMedCo and ProMedCo-SW harmless from and against any and all damage resulting from, arising out of, or incurred with respect to any settlement approved by SELLER or any judgment in connection with such claim or litigation resulting therefrom. SELLER shall not, in the defense of such claim or litigation, consent to the entry of any judgment (other than a judgment of dismissal


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                                                      -32-

                  on the merits with costs) except with the written consent of ProMedCo and ProMedCo-SW nor enter into any settlement (except with the written consent of ProMedCo and ProMedCo-SW) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to ProMedCo and ProMedCo-SW a release from all liability in respect to such claim or litigation.

     (c) If SELLER shall not assume the defense of any such claim by a third party or litigation resulting therefrom, ProMedCo and ProMedCo-SW may defend against such claim or litigation in such manner as it deems appropriate. SELLER shall, in accordance with the provisions hereof, promptly reimburse ProMedCo and ProMedCo-SW for the amount of any settlement reasonably entered into by ProMedCo and ProMedCo-SW and for all damage incurred by ProMedCo and ProMedCo-SW in connection with the defense against or settlement of such claim or litigation.

         10.3 REMEDIES CUMULATIVE. The remedies provided herein shall be cumulative and shall not preclude ProMedCo and ProMedCo-SW from asserting any other rights or seeking any other remedies against SELLER to which ProMedCo and ProMedCo-SW are entitled by law.

ARTICLE 11 MISCELLANEOUS

         11.1 EXPENSES. All expenses of the preparation of this Agreement and of the transactions contemplated hereby, including, without limitation, counsel fees, accounting fees, investment adviser's fees and disbursements, shall be borne by the respective parties incurring such expense, whether or not such transactions are consummated. ProMedCo shall bear the cost of the audit of NMC and NOB, including SELLER, and up to $150,000 of the legal and other professional fees and expenses incurred by NMC and NOB, including SELLER, in connection with the negotiation and consummation of the transactions contemplated hereby.

         11.2  EMPLOYEE TRANSITION.

     (a) TERMINATION OF AFFECTED EMPLOYEES. Effective at the Closing Date, SELLER shall terminate all Affected Employees who shall be given the option of becoming employees of ProMedCo-SW on terms comparable to those in effect immediately prior to the Closing. "Affected Employees" shall mean non-medical employees of SELLER on the Closing Date.

     (b) INSURANCE AND BENEFIT PLANS. SELLER shall satisfy, or cause its insurance carriers to satisfy, all claims for medical, health and hospital benefits, whether insured or


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                                                      -33-

                  otherwise (including, but not limited to, workers compensation, life insurance, medical and disability programs), under SELLER's employee benefit plans brought, or incurred, by Affected Employees and former employees of the SELLER prior to the Closing Date, in accordance with the terms and conditions of such employee benefit plans or applicable workers compensation statutes without interruption as a result of the employment by ProMedCo-SW of any such employees after the Closing Date.

     (c) PAYROLL AND PAYROLL TAXES. SELLER shall make a clean cut-off of payroll and payroll tax reporting with respect to the Affected Employees paying over to the federal, state and city governments those amounts respectively withheld or required to be withheld for periods ending prior to the Closing Date. SELLER shall issue, by the date prescribed by IRS Regulations, Forms W-2 for wages paid to the Closing Date. ProMedCo-SW shall be responsible for all payroll and payroll tax obligations accruing on and after the Closing Date for Affected Employees.

     (d) TERMINATION BENEFITS. SELLER shall be solely responsible for, and shall pay or cause to be paid, severance payments and other termination benefits, if any (not including state unemployment compensation), to Affected Employees who may become entitled to such benefits by reason of any events. If any action on the part of SELLER prior to the Closing or the purchase by ProMedCo-SW of the Assets of SELLER pursuant to this Agreement or the transactions contemplated hereby, shall result in any liability or claim of liability for severance payments or termination benefits, or any liability, forfeiture, fine or other obligation by virtue of any state, federal or local law, such liability or claim of liability shall be the sole responsibility of SELLER, and SELLER shall indemnify and hold harmless ProMedCo-SW for any losses resulting directly or indirectly from such liability or claim. ProMedCo-SW shall be solely responsible for and shall pay or cause to be paid severance payments and other termination benefits, if any, to Affected Employees who may become entitled to such benefits by reason of events occurring after Closing. If any action on the part of ProMedCo-SW after Closing shall result in any liability or claim of liability for severance payments or termination benefits, or any liability, forfeiture, fine or other obligation by virtue of any state, federal or local law, such liability or claim of liability shall be the sole responsibility of ProMedCo-SW, and ProMedCo- SW shall indemnify and hold harmless SELLER for any losses resulting directly or indirectly from such liability or claim.

     (e) EMPLOYEE BENEFIT PLANS. At Closing, neither ProMedCo nor ProMedCo-SW shall assume any responsibility under any employee benefit plans maintained by SELLER


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                                                      -34-

                  other than assuming sponsorship, subject to clause (d) hereof, of SELLER's 401(k) and/or Money Purchase Retirement Plans.

Notwithstanding the foregoing, ProMedCo-SW shall have the right to postpone the actions contemplated by this Section 11.2 to a date after the Closing Date.

         11.3 OCCASIONAL SALE. SELLER, ProMedCo and ProMedCo-SW believe that the transaction contemplated by this Agreement constitute an occasional sale of an entire business and, therefore, the sale of any and all items of tangible personal property to ProMedCo-SW pursuant to this Agreement is exempt from any and all state and local sales and use tax. In the event the transactions contemplated by this Agreement do not qualify for such exemption or other applicable exemption and the State of Florida seeks to collect sale or use tax under the Florida Tax Code, ProMedCo-SW shall be liable and responsible for any such tax. SELLER shall cooperate with ProMedCo-SW in connection with any audit of this transaction regarding the application of the sales tax law thereto.

         11.4 COLLECTION OF ACCOUNTS RECEIVABLE.  Seess.11.4 of the Agreement.

         11.5  NON-ASSIGNABLE PROPERTY INTERESTS.

         (a) To the extent that any lease, contract, permit or other property interest which would otherwise constitute a part of the Assets is not capable of being assigned, transferred or subleased or if such assignment, transfer or sublease or attempted assignment, transfer or sublease would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, neither this Agreement nor the Closing shall constitute an assignment, transfer or sublease thereof, or an attempted assignment, transfer or sublease thereof.

         (b) To the extent that any lease, contract, permit or other property interest constituting a part of the Assets is not capable of being assigned, transferred or subleased, from and after the Closing Date, and to the extent reasonably possible, SELLER shall make all benefits of such non-assignable interests available to ProMedCo-SW at no charge, cost or expense to ProMedCo-SW.

         11.6 COOPERATION BY PROMEDCO AND PROMEDCO-SW. In the event SELLER is required to defend against any action, suit or proceeding arising out of a claim pertaining to the business or operations of SELLER, ProMedCo and ProMedCo-SW shall provide such assistance and cooperation, including, without limitation, witnesses and documentary or other evidence as may reasonably be requested by SELLER in connection with its defense. SELLER shall reimburse


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                                                      -35-

ProMedCo and ProMedCo-SW for their reasonable out-of-pocket expenses incurred in providing such assistance and cooperation.

         11.7 COOPERATION BY SELLER. In the event ProMedCo or ProMedCo-SW is required to defend against any action, suit or proceeding arising out of a claim pertaining to a liability assumed by ProMedCo-SW pursuant to this Agreement relating to the business or operations of SELLER, SELLER shall provide such assistance and cooperation, including without limitation, witnesses and documentary or other evidence, as may reasonably be requested by ProMedCo-SW in connection with its defense. ProMedCo-SW shall reimburse SELLER for its reasonable out-of-pocket expenses incurred in providing such assistance.

         11.8 NOTICES. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or mailed by certified mail or registered mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid):


         To SELLER:             Naples Medical Center, P.A.
                                400 Eighth Street, North
                                Naples, FL 33940
                                Attention: President

         with a copy to:        David J. Menkhaus
                                Moore & Menkhaus, P.A.
                                4800 N. Federal Hwy., Suite 210-A
                                Boca Raton, FL 33431

         To ProMedCo and
                  ProMedCo-SW:  ProMedCo Management Company
                                801 Cherry Street
                                Suite 1450
                                Fort Worth, TX 76102
                                Attention: Chief Executive Officer

         with a copy to         John E. Gillmor
                                Boult, Cummings, Conners & Berry, PLC
                                414 Union Street, Suite 1600
                                Nashville, TN 38219

or to such other address as either SELLER or ProMedCo may designate by notice to the other.


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                                                      -36-

         11.9 ENTIRE AGREEMENT. This Agreement and the Appendices, Exhibits, schedules and documents delivered pursuant hereto constitute the entire contract between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

         11.10 ALTERNATIVE DISPUTE RESOLUTION. Any dispute, disagreement, claim or controversy arising out of or related to this Agreement (a "Disputed Matter") may, at the option of either party hereto upon written notice to the other party, be submitted to non-binding mediation before a mutually acceptable neutral advisor. To the extent the neutral advisor is compensated, the parties shall each bear half the cost. Any Disputed Matter that is not resolved through mediation will be settled by binding arbitration in accordance with the rules of commercial arbitration of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Such arbitration shall occur within Collier County, Florida, unless the parties mutually agree to have such proceedings in some other locale. The arbitrator(s) may in any such proceeding award attorneys' fees and costs to the prevailing party.

         11.11 GOVERNING LAW. THE VALIDITY AND CONSTRUCTION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

         11.12 LEGAL FEES AND COSTS. In the event either party elects to incur legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

         11.13 TIME. Time is of the essence for purposes of each and every provision of this Agreement.

         11.14 SECTION HEADINGS. The Section headings are for reference only and shall not limit or control the meaning of any provision of this Agreement.

         11.15 WAIVER. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

         11.16 NATURE AND SURVIVAL OF REPRESENTATIONS. All statements contained in any certificate delivered by or on behalf of any of the parties to this Agreement pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made by


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                                                      -37-

the respective parties hereunder. The covenants (including the indemnification covenants set forth in Article 10), representations and warranties made by the parties each to the other in this Agreement or pursuant hereto shall survive the transactions contemplated hereby and any investigation made by ProMedCo or ProMedCo-SW until April 30, 1998 except that the representations and warranties set forth in ss.ss. 3.7, 3.16, 3.17, 3.18, 3.20, 3.21 and 3.22 and the indemnity provisions in Article 10, as they relate thereto, shall survive until the expiration of the relevant statue of limitations.

         11.17 EXHIBITS. All Exhibits, Appendices, schedules and documents referred to in or at tached to this Agreement are integral parts of this Agreement as if fully set forth herein and all statements appearing therein shall be deemed to be representations. All items disclosed hereunder shall be deemed disclosed only in connection with the specific representation to which they are explicitly referenced.

         11.18 ASSIGNMENT. No party hereto shall assign this Agreement without first obtaining the written consent of the other party, except ProMedCo and ProMedCo-SW shall have the right to assign this Agreement to an Affiliate or any institutional lender providing financing to ProMedCo and its subsidiaries.

         11.19 BINDING ON SUCCESSORS AND ASSIGNS. Subject to ss. 11.18, this Agreement shall inure to the benefit of and bind the respective heirs, administrators, successors and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted as signs any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement shall be for the sole and exclusive benefit of such parties or such successors and assigns and not for the benefit of any other person.

         11.20 PARTIES IN INTEREST. Nothing in this Agreement is intended to confer any right on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to modify or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

         11.21 AMENDMENTS. This Agreement may be amended, but only in writing, signed by the parties hereto, at any time prior to the Closing, before or after approval hereof by the stockholders of SELLER, with respect to any of the terms contained herein, but after such stockholder approval, no amendment shall be made which reduces the consideration per share paid each such stockholder without the further approval of such stockholders. The parties recognize that the Agreement, this Common Provisions Attachment and/or certain of the Appendices thereto and hereto may have to


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                                                      -38-

be amended to accomplish the tax and other goals of the parties. In such event, the parties shall cooperate with each other to make such changes while preserving the economic effect contemplated by the Agreement, the Common Provisions Attachment and the Appendices thereto and hereto.

         11.22 DRAFTING PARTY. The provisions of this Agreement, and the documents and instruments referred to herein, have been examined, negotiated, drafted and revised by counsel for each party hereto and no implication shall be drawn nor made against any party hereto by virtue of the drafting of this Agreement.

         11.23 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall comprise one and the same instrument.

         11.24 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including without limitation, consents, waivers and modifications which may hereafter be executed, the Exhibits and documents delivered at the Closing, and financial statements, certificates and other information previously or hereafter furnished to ProMedCo-SW may be reproduced by ProMedCo-SW by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and ProMedCo-SW may destroy any original documents so reproduced. SELLER agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by ProMedCo-SW in the regular course of business) and that any en largement, facsimile or further reproduction of such reproduction shall likewise be admissible in evi dence.

         11.25 PRESS RELEASES. Neither party shall make any press releases or other public announcements relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other. Nothing contained in this Agreement shall prevent any party to this Agreement from furnishing any information to any governmental body or agency or from making a press release, which in its judgement, is required by any Federal or state securities law or regulation.



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                                                      -39-

                               LIST OF APPENDICES

NUMBER                     DESCRIPTION

2.2               Form of Undertaking
2.3               List of Excluded Assets
2.9A              Service Agreement
2.9B              Form of Medical Professional Employment Agreement
2.9C              List of Real Estate Leases to be assumed by ProMedCo-SW
2.9D              Split-Dollar Agreement
2.9E              Collateral Assignment
2.9F              Escrow Agreement
7.2               Form of opinion of ProMedCo-SW's counsel to be delivered
                     at the Closing
8.3               Form of opinion of SELLER's counsel to be delivered
                     at the Closing
11.4              Memorandum of Understanding



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                                                      -40-


                                LIST OF EXHIBITS

NUMBER                     DESCRIPTION

3.1A              List of States in which SELLER is qualified to do business
3.1B              Copies of SELLER's Articles of Incorporation and Bylaws
3.3               Subsidiaries of SELLER
3.4               SELLER Financial Statements
3.6               Exceptions to Absence of Recent Changes Representation
3.8               Recent UCC report on SELLER's Assets
3.8               Contracts
3.9               List of Burdensome Agreements
3.10              Related party transactions
3.11              Exceptions to No Default Representation
3.15              Permits and licenses
3.16              Litigation
3.18              Exceptions to Tax Representation
3.21              Environmental Matters
3.22              List of Employee Benefit Plans
3.23              List of Employee Benefit Plans not qualified underss.401(a)
                  of the Internal Revenue Code
3.24A             List of highly compensated employees
3.24B             Description of Employee Benefits
3.25A             List of Insurance coverages and bonds
3.25B             Description denials of coverage
3.25C             Claims History


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                                                      -1-

                                  APPENDIX 2.9A

                            FORM OF SERVICE AGREEMENT











--------------------------------------------------------------------------------


                                SERVICE AGREEMENT

--------------------------------------------------------------------------------



                       PROMEDCO OF SOUTHWEST FLORIDA, INC.

                                       AND

                           NAPLES MEDICAL CENTER, P.A.


--------------------------------------------------------------------------------








--------------------------------------------------------------------------------


                             EFFECTIVE MARCH 1, 1997

--------------------------------------------------------------------------------



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                                       -i-

                                TABLE OF CONTENTS

1.  RESPONSIBILITIES OF THE PARTIES........................................1
         1.1  General Responsibilities of the Parties......................1
         1.2  NMC's Matters................................................1
         1.3  Patient Referrals............................................1

2.  POLICY COUNCIL.........................................................1
         2.1  Formation and Operation of the Policy Council................1
         2.2  Duties and Responsibilities of the Policy Council............2

3.  OBLIGATIONS OF PROMEDCO-SW.............................................3
         3.1  Management and Administration................................4
         3.3  Five Year Business Plan......................................8
         3.4  Expansion of Clinic..........................................8
         3.5  Capital......................................................8
         3.6  Events Excusing Performance..................................9
         3.7  Compliance With Applicable Laws..............................9

4.  OBLIGATIONS OF NMC.....................................................9
         4.1  Professional Services........................................9
         4.2  Employment Of Medical Professional Employees.................9
         4.3  NMC Expenses.................................................9
         4.4  Medical Practice.............................................9
         4.5  Professional Insurance Eligibility..........................10
         4.6  Employment Of Non-Physician Employees.......................10
         4.7  Events Excusing Performance.................................10
         4.8  Compliance With Applicable Laws.............................10
         4.9  NMC Employee Benefit Plans..................................10
         4.10  Physician Powers of Attorney...............................11
         4.11  Spokesperson...............................................11

5.  RECORDS...............................................................11
         5.1  Patient Records.............................................11
         5.2  Other Records...............................................11
         5.3  Access to Records...........................................11

6.  FACILITIES TO BE PROVIDED BY PROMEDCO-SW..............................12

7.  FINANCIAL ARRANGEMENTS................................................12



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                                      -ii-

7.1  Payments to NMC and ProMedCo-SW......................................12
         7.2  Distribution................................................12
         7.3  Clinic Expenses.............................................12
         7.4  Accounts Receivables........................................12

8.  INSURANCE AND INDEMNITY...............................................13
         8.1  Insurance to Be Maintained by ProMedCo-SW...................13
         8.2  Insurance to be Maintained by NMC...........................13
         8.3  Tail Insurance Coverage.....................................13
         8.4  Additional Insured..........................................14
         8.5  Indemnification.............................................14

9.   RESTRICTIVE COVENANTS AND LIQUIDATED DAMAGES.........................14
         9.1  Restrictive Covenants by NMC................................14
         9.2  Restrictive Covenants By Medical Professionals..............14
         9.3  Medical Professionals Liquidated Damages....................15
         9.4  Enforcement.................................................15
         9.5  Termination of Restrictive Covenants........................16

10.  TERM.................................................................16
         10.1  Term and Renewal...........................................16
         10.2  Termination by NMC.........................................16
         10.3  Termination by ProMedCo-SW.................................17
         10.4  Actions After Termination..................................17

11.  DEFINITIONS..........................................................19
         11.1  Adjustments................................................19
         11.2  Asset Purchase Agreements .................................19
         11.3  Clinic ....................................................20
         11.4  Clinic Expenses ...........................................20
         11.5  Clinic Expenses shall not include..........................21
         11.6  Clinic Facility ...........................................22
         11.7  Distribution Funds ........................................22
         11.8  Effective Date ............................................22
         11.9  Medical Professional ......................................22
         11.10  Net Clinic Revenues ......................................22
         11.11  NMC Employees ............................................22
         11.12  Opening Balance Sheet ....................................22
         11.13  Physician Employees ......................................22


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                                      -iii-

         11.14  Physician Extenders ......................................22
         11.15  Physician Shareholders ...................................22
         11.16  ProMedCo .................................................22
         11.17  ProMedCo-SW Distribution .................................22
         11.18  Risk Pool Surpluses ......................................23
         11.19 Split-Dollar Agreement.....................................23
         11.20  Technical Employees ......................................23

12.  GENERAL PROVISIONS...................................................23
         12.1  Independent Contractor.....................................23
         12.2  Proprietary Property.......................................23
         12.3  Cooperation................................................24
         12.4  Licenses, Permits and Certificates.........................24
         12.5  Compliance with Rules, Regulations and Laws................24
         12.6  Generally Accepted Accounting Principles (GAAP)............24
         12.7  Notices....................................................25
         12.8  Attorneys' Fees............................................25
         12.9  Severability...............................................25
         12.10  Arbitration...............................................25
         12.11  Construction of Agreement.................................25
         12.12  Assignment and Delegation.................................25
         12.13  Confidentiality...........................................25
         12.14  Waiver....................................................25
         12.15  Headings..................................................26
         12.16  No Third Party Beneficiaries..............................26
         12.17  Time is of the Essence....................................26
         12.18  Modifications of Agreement for Prospective Legal Events...26
         12.19  Whole Agreement...........................................26




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                                                      -1-

                                SERVICE AGREEMENT

         Service Agreement ("Agreement") dated April 14, 1997, between ProMedCo of Southwest Florida, Inc., a Florida corporation ("ProMedCo-SW") and Naples Medical Center, P.A. a Florida professional corporation ("NMC").

RECITALS:

         Subject to the terms and conditions hereof, NMC desires to engage ProMedCo-SW to provide to NMC management services, facilities, personnel, equipment and supplies necessary to operate the Clinic (as defined herein) and ProMedCo-SW desires to accept such engagement.

         The parties agree as follows:

1.  RESPONSIBILITIES OF THE PARTIES

         1.1 GENERAL RESPONSIBILITIES OF THE PARTIES. ProMedCo-SW shall provide NMC with offices, facilities, equipment, supplies, non-professional support personnel, and management and financial advisory services. ProMedCo-SW shall neither exercise control over nor interfere with the physician-patient relationship, which shall be maintained strictly between the physicians of NMC and their patients.

         1.2 NMC'S MATTERS. NMC shall maintain sole discretion and authority over the financial matters relative to its corporate existence. It shall set compensation levels for NMC Employees. NMC will also be responsible for all other matters pertaining to the operation of NMC.

         1.3 PATIENT REFERRALS. The parties agree that the benefits to NMC do not require, are not payment for, and are not in any way contingent upon the admission, referral or any other arrangement for the provision of any item or service offered by ProMedCo-SW to any of NMC's patients in any facility or laboratory controlled, managed or operated by ProMedCo-SW.

2.  POLICY COUNCIL

         2.1 FORMATION AND OPERATION OF THE POLICY COUNCIL. A Policy Council will be established which shall be responsible for the major policies which will serve as the basis for operations of the Clinic. The Policy Council shall consist of eight members. During the first five (5) years, ProMedCo-SW shall designate, at its sole discretion, three members of the Policy Council, one of whom shall be the Administrator of NMC, and who shall have one vote, collectively and NMC at its sole discretion shall designate five members (one of whom shall be a former physician-employee of NOB) who shall have one vote, collectively; thereafter, ProMedCo-SW shall designate four members, one of whom shall be the Administrator of NMC, and who shall have one vote,


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                                                      -2-

collectively; and NMC shall designate five (5) members consisting of at least two specialist physicians and at least two primary care physicians, who shall have one vote, collectively. In any discussion respecting the status or compensation of the Administrator of NMC, the Administrator, if a member of the Policy Council, shall absent himself from the meeting. Members of the Policy Council designated by ProMedCo-SW and by NMC shall be entitled to attend and vote by proxy at any meetings of the Policy Council so long as at least one such representative of the designator is present in person and the most senior member of the group of designees of ProMedCo-SW shall be deemed to hold the proxy of any designee of ProMedCo-SW who is absent from the meeting. Except as may otherwise be provided, the act of a majority of the members of the Policy Council shall be the act of the Policy Council.

         2.2 DUTIES AND RESPONSIBILITIES OF THE POLICY COUNCIL. During the term of this Agreement, the Policy Council shall have the following duties and responsibilities.

     (a) ANNUAL BUDGETS. All annual capital and operating budgets prepared by ProMedCo-SW, as set forth in Section 3 and employing ProMedCo-SW's financial expertise, shall be subject to the review and approval of the Policy Council, provided; however, ProMedCo-SW shall have final approval of any capital expenditure required by ProMedCo-SW.

     (b) ADMINISTRATOR. The selection and retention of the Administrator pursuant to Section 3.1 shall be subject to the reasonable approval of the Policy Council. If NMC is dissatisfied with the services provided by the Administrator, NMC shall refer the matter to the Policy Council. ProMedCo-SW and Policy Council shall in good faith determine whether the performance of the Administrator could be brought to acceptable levels through counsel and assistance, or whether the Administrator should be terminated. ProMedCo-SW shall have the ultimate authority to terminate the Administrator except the initial Administrator, Douglas Whittemore, whose termination shall require approval of the Policy Council.

     (c) ADVERTISING. All advertising, marketing, and public relations shall be subject to the prior review and approval of the Policy Council, in compliance with applicable laws and regulations governing professional advertising and in accordance with the standards and medical ethics of the American Medical Association and the Florida Medical Association.

     (d) ANCILLARY SERVICES. The Policy Council shall approve Clinic provided ancillary services based upon the potential profitability of, access to and quality of such services.


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                                                      -3-

     (e) CAPITAL IMPROVEMENTS AND EXPANSION. The Policy Council shall determine the priority for any renovation, expansion plans and major equipment expenditures with respect to the Clinic based upon economic feasibility, physician support, productivity and market conditions. Any capital expenditure in excess of $10,000 shall require the approval of the Policy Council.

     (f) EXCEPTIONS TO INCLUSION IN THE NET REVENUE CALCULATION. The exclusion of any revenue from Net Clinic Revenues, whether now or in the future, shall be subject to the approval of the Policy Council.

     (g) GRIEVANCE ISSUES. Subject to the provisions of Section 1.2 of this Agreement, the Policy Council shall consider and make final decisions regarding grievances pertaining to matters not specifically addressed in this Agreement as referred to it by NMC's Board or ProMedCo-SW.

     (h) PATIENT FEES. In consultation with NMC and ProMedCo-SW, the Policy Council shall review and adopt the fee schedule for all physician and ancillary services rendered by the Clinic.

     (i) PHYSICIAN HIRING. The Policy Council, with information and analysis provided by ProMedCo-SW, shall determine the number and type of physicians required for the efficient operation of the Clinic and NMC shall determine the individual physicians to be hired to fill such positions. The approval of ProMedCo-SW shall be required for any variations to the restrictive covenants in any physician employment contract.

     (j) PROVIDER AND PAYOR RELATIONSHIPS. The Policy Council shall make the decisions regarding the establishment and maintenance of relationships with institutional health care providers and payors. The Policy Council shall be responsible for approving the allocation of capitation risk pools between the professional and institutional components of these pools to the extent applicable under a payor agreement. ProMedCo-SW and NMC shall use actuarial data from a nationally recognized actuarial firm as agreed to by both parties, for the purposes of allocating capitation funds, for those professional services provided directly by NMC.

     (k) STRATEGIC PLANNING. The Policy Council, with the assistance of ProMedCo-SW, shall develop long-term strategic planning objectives.



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                                                      -4-

     (l) DETERMINATION OF COMPETITION. The Policy Council shall determine which activities by Medical Professionals violate the restrictions of Article 9 hereof and shall determine whether to grant waivers therefrom.

3.  OBLIGATIONS OF PROMEDCO-SW

         During the term of this Agreement, ProMedCo-SW shall provide or arrange for the services set forth in this Section 3, the cost of all of which (other than overhead charges of ProMedCo relating thereto) shall be included in Clinic Expenses. ProMedCo-SW is hereby expressly authorized to perform its services in whatever manner it deems reasonably appropriate, in accordance with policies approved by the Policy Council, and including without limitation, performance of some functions at locations other than the Clinic Facility; provided however, that ProMedCo-SW shall provide NMC with an on-site Administrator (initially Mr. Whittemore) at all times. NMC will not act in a manner which would prevent ProMedCo-SW from efficiently managing the Clinic Facility operations in a businesslike manner. NMC, through NMC Employees, will provide all medical services. ProMedCo-SW will have no authority, directly or indirectly, to perform, and will not perform, any medical function. ProMedCo-SW may, however, advise NMC as to the relationship between its performance of medical functions and the overall administrative and business functioning of the Clinic.

         3.1 MANAGEMENT AND ADMINISTRATION. During the term of this Agreement, NMC hereby appoints ProMedCo-SW as the sole and exclusive manager and administrator of all non-medical functions and services related to NMC's services at the Clinic. NMC shall perform all medical services, and ProMedCo-SW shall have no authority, directly or indirectly, to perform, and will not perform, any medical function. Without limiting the generality of the foregoing, ProMedCo-SW shall provide the following administrative, management and marketing services as may be required in conjunction with NMC's services at the Clinic. ProMedCo-SW shall hire and supervise an on-site Administrator whose salary and associated costs shall be Clinic Expenses and whose time will be devoted exclusively to NMC and its expansion and development in the area served by NMC, subject to the reasonable approval of the Policy Council, to manage and administer all of the day-to-day business functions of ProMedCo-SW, including without limitation:

                  3.1.1 ANNUAL BUDGETS. Financial planning and preparation of annual budgets. Annually and at least 30 days prior to the commencement of each fiscal year, ProMedCo-SW shall prepare and deliver to NMC capital and operating budgets reflecting in reasonable detail anticipated revenues and expenses, sources and uses of capital to maintain and enhance NMC's medical practice and Clinic services.



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                                                      -5-

                  3.1.2 FINANCIAL STATEMENTS. ProMedCo-SW shall prepare monthly and fiscal year unaudited financial statements containing a balance sheet and a statement of income for Clinic operations, which shall be delivered to NMC within 15 days after the close of each calendar month. The fiscal year statement may be examined shall be reviewed by a certified public accountant as selected by ProMedCo-SW in connection with the audit of the financial statements of ProMedCo. If NMC desires an audit in addition to the audit provided by ProMedCo-SW, such an audit would be at NMC's expense.

                  3.1.3 NON-PHYSICIAN PERSONNEL. ProMedCo-SW will provide all personnel reasonably necessary for the conduct of Clinic operations with the exception of Physician Extenders and Technical Employees. ProMedCo-SW shall determine and cause to be paid the salaries, fringe benefits and any sums withheld for income taxes, unemployment insurance, social security taxes required to be withheld or any other withholding amounts required by applicable law or governmental authority, of all such personnel. Such personnel shall be under the direction, supervision and control of ProMedCo-SW, with those personnel performing patient care services subject to the professional supervision of NMC. If NMC is dissatisfied with the services of any person, NMC shall consult with ProMedCo-SW. ProMedCo-SW shall in good faith determine whether the performance of that employee could be brought to acceptable levels through counsel and assistance, or whether such employee should be terminated. All of ProMedCo-SW's obligations regarding staff shall be governed by the overriding principle and goal of providing high quality medical care. At ProMedCo-SW's option some or all of the non-physician personnel may be carried on the books of NMC as NMC's employees in which event NMC's costs associated with such employees will be a Clinic Expense.

                  3.1.4 QUALITY ASSURANCE. ProMedCo-SW will assist NMC in fulfilling its obligation to its patients to maintain high quality medical and professional services, including patient satisfaction programs, employee education, outcomes analysis, clinical protocol development and to implement a risk management program.

                  3.1.5 FACILITIES AND EQUIPMENT. ProMedCo-SW will ensure the proper cleanliness of the premises, maintenance and cleanliness of the equipment, furniture and furnishings located on the premises.

                  3.1.6 INVENTORY CONTROL AND PURCHASING SUPPLIES. ProMedCo-SW shall order and purchase inventory and supplies, and such other ordinary, necessary or appropriate materials which ProMedCo-SW shall deem to be necessary in the operation of the Clinic, to deliver quality Clinic services in a cost effective manner.



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                                                      -6-

                  3.1.7 MANAGED CARE CONTRACTING. ProMedCo-SW will be responsible for marketing, negotiation, and administering all managed care contracts, subject to the provisions of Section 2.2(j); provided, however, no contract or arrangement regarding the provision of clinical services shall be entered into without NMC's consent.

                  3.1.8 BILLING AND COLLECTIONS. ProMedCo-SW shall bill patients and collect all fees for services performed inside or outside the Clinic Facility or arrange for such billing and collection. NMC hereby appoints ProMedCo-SW, for the term hereof, to be its true and lawful attorney-in-fact for the following purposes (i) to bill patients in NMC's name and on its behalf, (ii) to collect accounts receivable resulting from such billing in NMC's name and on its behalf, (iii) to receive payments from Blue Cross and Blue Shield, Medicare, Medicaid, payments from health plans, and all other third party payors; (iv) to receive the cash proceeds of any accounts receivable; (v) to take possession of and endorse in the name of NMC (and/or in the name of an individual physician, such payment intended for purpose of payment of a physician's bill) any notes, checks, money orders, insurance payments and other instruments received in payment of accounts receivable; and
         (vi) in accordance with policies adopted by the Policy Council, to initiate legal proceedings in the name of NMC to collect any accounts and monies owed to the Clinic, to enforce the rights of NMC as creditors under any contract or in connection with the rendering of any service, and to contest adjustments and denials by governmental agencies (or its fiscal intermediaries) as third-party payors. All adjustments made for uncollectible accounts, professional courtesies and other activities that do not generate a collectible fee shall be done in a reasonable and consistent manner acceptable to ProMedCo-SW's independent certified public accountants.

                  3.1.9 DEPOSIT OF NET CLINIC REVENUES. During the term of this Agreement, all Net Clinic Revenues collected resulting from the operations of the Clinic shall be deposited directly into a bank account of which NMC shall be the owner ("Account"). ProMedCo-SW and NMC shall maintain their accounting records in such a way as to clearly segregate Net Clinic Revenues from other funds of ProMedCo-SW or NMC. NMC hereby appoints ProMedCo-SW as its true and lawful attorney-in-fact to deposit in the Account all revenues collected. NMC covenants, and shall cause all NMC Employees to covenant, to forward any payments received with respect to Net Clinic Revenues for services provided by NMC and NMC Employees to ProMedCo-SW for deposit. ProMedCo-SW shall have the right to withdraw funds from the Account and all owners of the Account shall execute a revocable standing transfer order ("Transfer Order") under which the bank maintaining the Account shall periodically transfer the entire balance of the Account to a separate bank account owned solely by ProMedCo-SW ("ProMedCo-SW Account"). NMC and ProMedCo-SW hereby agree to execute from time to time such documents and instructions as shall be required by the bank maintaining the Account and mutually agreed upon to effectuate the


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                                                      -7-

         foregoing provisions and to extend or amend such documents and instructions. Any action by NMC that interferes with the operation of this Section, including, but not limited to, any failure to deposit or have ProMedCo-SW deposit any Net Clinic Revenues into the Account, any withdrawal of any funds from the Account not authorized by the express terms of this Agreement, or any revocation of or attempt to revoke the Transfer Order (otherwise than upon expiration or termination of this Agreement), will constitute a breach of this Agreement and will entitle ProMedCo-SW, in addition to any other remedies that it may have at law or in equity, to seek a court ordered assignment of the following rights:

                  (a) To collect accounts receivable resulting from the provision of services to patients of NMC and the NMC Employees;

                  (b) To receive payments from patients, third party payor plans, insurance companies, Medicare, Medicaid and all other payors with respect to services rendered by NMC and its NMC Employees;

                  (c) To take possession of and endorse any notes, checks, money orders, insurance payments and any other instruments received as payment of such accounts receivable; and

                  (d)      To collect all revenues of the Clinic.

                  3.1.10 MANAGEMENT INFORMATION SYSTEMS/COMPUTER SYSTEMS. ProMedCo-SW shall supervise and provide information systems that are necessary and appropriate for the operation of the Clinic, all as approved by the Policy Council.

                  3.1.11 LEGAL AND ACCOUNTING SERVICES. ProMedCo-SW shall arrange for or render to NMC such business and financial management consultation and advice as may be reasonably required or requested by NMC and directly related to the operations of the Clinic. ProMedCo-SW shall not be responsible for rendering any legal or tax advice or services or personal financial services to NMC or any employee or agent of NMC.

                  3.1.12 NEGOTIATION AND PAYMENT OF PREMIUMS FOR ALL INSURANCE PRODUCTS HELD BY NMC. ProMedCo-SW shall negotiate for and cause premiums to be paid with respect to the insurance provided for in
         Section 8. Premiums and deductibles with respect to such policies shall be a Clinic Expense.



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                                                      -8-

                  3.1.13 PHYSICIAN RECRUITING. ProMedCo-SW shall assist NMC in recruiting additional physicians, carrying out such administrative functions as may be appropriate such as advertising for and identifying potential candidates, checking credentials, and arranging interviews; provided, however, NMC shall interview and make the ultimate decision as to the suitability of any physician to become associated with the Clinic. All physicians recruited by ProMedCo-SW and accepted by NMC shall be the sole employees of NMC to the extent such physicians are hired as employees. Any expenses incurred in the recruitment of physicians, including, but not limited to, employment agency fees, relocation and interviewing expenses shall be Clinic Expenses approved by the Policy Council.

                  3.1.14 SUPERVISION OF ANCILLARY SERVICES. ProMedCo-SW shall operate and supervise such ancillary services as approved by the Policy Council.

                  3.1.15 STRATEGIC PLANNING ASSISTANCE. ProMedCo-SW shall assist with and implement the strategic plan as approved by the Policy Council.

                  3.1.16 ADVERTISING AND PUBLIC RELATIONS. From time to time ProMedCo-SW shall recommend to the Policy Council various advertising and public relations initiatives which shall not be implemented without Policy Council approval.

                  3.1.17 FILES AND RECORDS. ProMedCo-SW shall supervise and maintain custody of all files and records relating to the operation of the Clinic, including but not limited to accounting, billing, patient medical records, and collection records. Patient medical records shall at all times be and remain the property of NMC and shall be located at Clinic facilities so that they are readily accessible for patient care. The management of all files and records shall comply with applicable state and federal statutes. ProMedCo-SW shall use its reasonable efforts to preserve the confidentiality of patients' medical records and use information contained in such records only for the limited purpose necessary to perform the services set forth herein, provided, however, in no event shall a breach of said confidentiality be deemed a default under this Agreement.

         3.2 ADMINISTRATOR. ProMedCo-SW shall be responsible for the selection and retention of the Administrator, subject to the provisions of Section 2.2(b).

         3.3 FIVE YEAR BUSINESS PLAN. Within 180 days following the effective date of the Services Agreement ProMedCo-SW shall prepare, in collaboration with the physician leadership of NMC, a five year business plan. That business plan shall identify growth opportunities and capital and resource requirements for the achievement of these growth opportunities. The business plan shall then be reviewed and, if accepted, approved by the Policy Council. Following this approval,


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                                                      -9-

ProMedCo-SW shall prepare and present to the Policy Council an annual budget for the first calendar year of the Services Agreement, including a capital expenditure budget consistent with the five year business plan. Approval by the Policy Council of this annual budget and capital expenditure budget shall initiate a commitment of capital by ProMedCo consistent with the terms of the Services Agreement. This process shall be repeated each calendar year, and on an as needed basis in the event that business conditions change or opportunities arise.

         3.4 EXPANSION OF CLINIC. ProMedCo-SW will pursue various programs to increase revenue and profitability including assisting NMC in adding additional office based procedures, ancillary services and adding additional satellite office(s) as determined by the Policy Council to be beneficial to the Clinic. ProMedCo-SW will also assist in recruiting new physicians and developing relationships and affiliations with other physicians, hospitals, networks, HMOs, etc. To assist in the continued growth and development of the Clinic, ProMedCo-SW may acquire other physician practices. NMC will cooperate with ProMedCo-SW in such expansion efforts and use its reasonable efforts to assist ProMedCo-SW with respect thereto. Without limiting the generality of the foregoing, neither NMC nor ProMedCo-SW will enter into any discussions or agreements with respect to any such matter without the prior consent of the Policy Council. Neither ProMedCo-SW, ProMedCo nor any affiliate of either shall acquire or provide management services to any other medical practices, ancillary providers or medical facilities in Collier, Lee or Charlotte County, other than as a result of combining such entity with NMC on terms and subject to conditions approved by the Policy Council; provided, however, that the foregoing shall not be applicable to any medical practices, ancillary providers or medical facilities in Charlotte County with respect to which ProMedCo had entered into discussions or with which it had a letter of intent on the Effective Date, or in the event that a medical practice, ancillary provider or medical facility in Charlotte County shall decline, after exhausting the best and good faith efforts of ProMedCo and NMC, to participate with NMC and the Policy Council shall consent thereto, which consent shall not be unreasonably withheld or conditioned on payment of any consideration to NMC. ProMedCo and ProMedCo-SW shall not be deemed to be in default under this provision if ProMedCo acquires, or is acquired by, an entity with multiple medical facilities both inside and outside of the Collier/Lee/Charlotte County area.

         3.5 CAPITAL. ProMedCo-SW shall arrange or otherwise provide the capital funds necessary to maintain, expand and otherwise grow NMC, subject to approval of the Policy Council. Any operating capital required by NMC for distinct growth or expansion projects shall be approved by the Policy Council, with repayment terms of that operating capital to ProMedCo also subject to the approval of the Policy Council.

         3.6 EVENTS EXCUSING PERFORMANCE. ProMedCo-SW shall not be liable to NMC for failure to perform any of the services required herein in the event of strikes, lock-outs, calamities, acts of


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                                                      -10-

God, unavailability of supplies, or other events over which ProMedCo-SW has no control for so long as such events continue, and for a reasonable amount of time thereafter.

         3.7 COMPLIANCE WITH APPLICABLE LAWS. ProMedCo-SW shall comply with all applicable federal, state and local laws, regulations and restrictions in the conduct of its obligations under this Agreement.

4.  OBLIGATIONS OF NMC

         4.1 PROFESSIONAL SERVICES. NMC shall provide professional services to patients in compliance at all times with ethical standards, laws and regulations applying to the medical profession. NMC shall also ensure that each physician associated with NMC is licensed by the State of Florida. In the event that any disciplinary actions or medical malpractice actions are initiated against any such physician, NMC shall immediately inform the Administrator of such action and the underlying facts and circumstances. NMC shall carry out a program to monitor the quality of medical care practiced, with ProMedCo-SW's assistance. NMC will cooperate with ProMedCo-SW in taking steps to resolve any utilization review or quality assurance issues which may arise in connection with the Clinic.

         4.2 EMPLOYMENT OF MEDICAL PROFESSIONAL EMPLOYEES. NMC shall have complete control of and responsibility for the hiring, compensation, supervision, evaluation and termination of its Medical Professionals, although at the request of NMC, ProMedCo-SW shall consult with NMC regarding such matters. NMC shall enforce formal employee agreements from each of its Medical Professionals hired or contracted, substantially in the form attached to the Asset Purchase Agreements as Appendix 2.9B.

         4.3 NMC EXPENSES. NMC shall be solely responsible for the payment of all costs and expenses incurred in connection with NMC operations which are not Clinic Expenses, including, but not limited to, accounting and other professional services fees, salaries and benefits, retirement plan contributions, health, disability and life insurance premiums, payroll taxes, membership in professional associations, continuing medical education, licensing and board certification fees, automobile expenses and expenses associated with provision of cellular telephones for its Physicians Employees and Physician Extenders.

         4.4 MEDICAL PRACTICE. NMC shall use and occupy the Clinic Facility exclusively for the practice of medicine, and shall comply with all applicable local rules, ordinances and all standards of medical care. It is expressly acknowledged by the parties that the medical practice or practices conducted at the Clinic Facility shall be conducted solely by physicians associated with NMC, and


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                                                      -11-

no other physician or medical practitioner shall be permitted to use or occupy the Clinic Facility without the prior written consent of the Policy Council.

         4.5 PROFESSIONAL INSURANCE ELIGIBILITY. NMC shall cooperate in the obtaining and retaining of professional liability insurance by assuring that its Medical Professionals are insurable, and participating in an ongoing risk management program.

         4.6 EMPLOYMENT OF NON-PHYSICIAN EMPLOYEES. There will be certain Technical Employees that perform technical functions for NMC. These Technical Employees will remain in the employ of NMC. As provided in Section 3.1.3, ProMedCo-SW will provide payroll and administrative services for such Technical Employees which shall be a Clinic Expense.

         4.7 EVENTS EXCUSING PERFORMANCE. NMC shall not be liable to ProMedCo-SW for failure to perform any of the services required herein in the event of strikes, lock-outs, calamities, acts of God, unavailability of supplies, or other events over which NMC has no control for so long as such events continue, and for a reasonable amount of time thereafter.

         4.8 COMPLIANCE WITH APPLICABLE LAWS. NMC shall comply with all applicable federal, state and local laws, regulations and restrictions in the conduct of its obligations under this Agreement.

         4.9  NMC EMPLOYEE BENEFIT PLANS.

     (a) As of the Effective Date of this Agreement, NMC has in effect the employee welfare benefit plans (as such term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and the employee pension benefit plans (as such term is defined in Section 3(2) of ERISA), as set forth in Exhibit 3.22 to the Asset Purchase Agreements.

     (b) NMC shall not enter into any new "employee benefit plan" (as defined in Section 3(3) of ERISA) without the express written consent of ProMedCo- SW. Except as otherwise required by law, NMC shall not materially amend, freeze, terminate or merge any employee welfare or employee benefit plan without the express written consent of ProMedCo-SW unless such action is contemplated by the Asset Purchase Agreements. NMC agrees to make such changes to any employee welfare or employee benefit plan, including the freeze, termination, or merger of such plan, as may be approved by ProMedCo-SW.


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                                                      -12-

     (c) Expenses incurred in connection with any NMC Plan or other employee benefit plan maintained by NMC, including without limitation the compensation of counsel, accountants, corporate trustees and other agents shall be expenses of NMC.

     (d) The contribution and administration expenses for Medical Professionals shall be an expense of NMC. ProMedCo-SW shall make contributions or payments with respect to any NMC Plan, as a Clinic Expense, on behalf of eligible Technical Employees.

     (e) ProMedCo-SW shall have the sole and exclusive authority to adopt, amend, or terminate any employee benefit plan for the benefit of its employees. ProMedCo-SW shall have the sole and exclusive authority to appoint the trustee, custodian, and administrator of any such plan. In the event the result of any amendment is to reduce the overall compensation of any employee, ProMedCo-SW shall take such steps as may be determined by the Policy Counsel to make the employee whole.

         4.10 PHYSICIAN POWERS OF ATTORNEY. NMC shall require all Medical Professionals to execute and deliver to ProMedCo-SW powers of attorney, satisfactory in form and substance to ProMedCo-SW and NMC, appointing ProMedCo-SW as attorney-in-fact for each for the purposes set forth in Sections
3.1.8 and 3.1.9, which powers of attorney shall immediately terminate upon termination of this Agreement.

         4.11 SPOKESPERSON. NMC shall serve as spokesperson for ProMedCo-SW and ProMedCo in Clinic, ProMedCo-SW and ProMedCo development activities. The parties agree that Dr. Charles Buysse or such other Physician Shareholder as the Policy Council shall appoint, shall serve in this capacity on behalf of NMC.

5.  RECORDS

         5.1 PATIENT RECORDS. Upon termination of this Agreement, NMC shall retain all patient medical records maintained by NMC or ProMedCo-SW in the name of NMC. NMC shall, at its option, be entitled to retain copies of financial and accounting records relating to all services performed by NMC.

     5.2 OTHER RECORDS. All records relating in any way to the operation of the Clinic which are not the property of NMC under the provisions of Section 5.1 above, shall at all times be the property of ProMedCo-SW.


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                                                      -13-

         5.3 ACCESS TO RECORDS. During the term of this Agreement, and thereafter, NMC or its designee shall upon 24 hours notice have reasonable access during normal business hours to NMC's and ProMedCo-SW's financial records, including, but not limited to, records of collections, expenses and disbursements as kept by ProMedCo-SW in performing ProMedCo-SW's obligations under this Agreement, and NMC may copy any or all such records.

6.  FACILITIES TO BE PROVIDED BY PROMEDCO-SW

         ProMedCo-SW hereby agrees to provide or arrange as a Clinic Expense the offices and facilities for Clinic operations, including but not limited to, the Clinic Facility and all costs of repairs, maintenance and improvements, utility (telephone, electric, gas, water) expenses, normal janitorial services, related real or personal property lease cost payments and expenses, taxes and insurance, refuse disposal and all other costs and expenses reasonable incurred in conducting operations in the Clinic Facility during the term of this Agreement.

7.  FINANCIAL ARRANGEMENTS

         7.1 PAYMENTS TO NMC AND PROMEDCO-SW. NMC and ProMedCo-SW agree that the compensation set forth herein is being paid to ProMedCo-SW in consideration of a substantial commitment made by ProMedCo-SW hereunder and that such fees are fair and reasonable. As payment for its services rendered to NMC, each month ProMedCo-SW shall be paid the amount of all Clinic Expenses and the ProMedCo-SW Distribution. In addition, during the first month of the term of this Agreement, ProMedCo-SW shall be paid a special start-up and organizational fee of $200,000 over and above the ProMedCo-SW Distribution. All Net Clinic Revenues after deduction of Clinic Expenses, the ProMedCo-SW Distribution, and the special start-up and organizational fee shall be referred to as the "NMC Distribution."

         7.2 DISTRIBUTION. The amounts to be paid to ProMedCo-SW under this
Section 7.2 shall be payable monthly. ProMedCo-SW shall pay to NMC, in accordance with the provisions of Section 7.4, the NMC Distribution amounts on or about the 15th day of such following month. Some amounts may need to be estimated, with Adjustments made as necessary the following month. Any audit adjustments would be made after completion of the fiscal year audit.

         7.3 CLINIC EXPENSES. Commencing on the Effective Date, ProMedCo-SW shall pay all Clinic Expenses as they fall due (including without limitation any Non-Physician Personnel carried on the books of NMC at the requirement of ProMedCo-SW), provided however, that ProMedCo-SW may, in the name of and on behalf of NMC, contest in good faith any claimed Clinic Expenses as to which there is any dispute regarding the nature, existence or validity of such claimed Clinic Expenses. ProMedCo-SW hereby agrees to indemnify and hold NMC harmless from and against


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                                                      -14-

any liability, loss, damages, claims, causes of action and reasonable expenses of NMC resulting from the contest of any Clinic Expenses.

         7.4 ACCOUNTS RECEIVABLES. Except for the first month of this Agreement, on approximately the 15th day of each month, ProMedCo-SW shall purchase the accounts receivable of NMC arising during the previous month, by payment of cash, or other readily available funds into an account of NMC. The consideration for the purchase shall be an amount equal to the NMC Distribution for such previous month plus or minus, as the case may be, the Adjustments relating to the month prior thereto. Although it is the intention of the parties that ProMedCo-SW purchase and thereby become owner of the accounts receivable of NMC, in case such purchase shall be ineffective for any reason, NMC, as of the Effective Date of this Agreement, grants and shall cause each Medical Professional to grant to ProMedCo-SW a first priority lien on and security interest in and to any and all interest of NMC and such Medical Professionals in any accounts receivable generated by the medical practice of NMC and the Medical Professional or otherwise generated through the operations of the Clinic, and all proceeds with respect thereto, to secure the payment to ProMedCo-SW of all such accounts receivable, and this Agreement shall be deemed to be a security agreement to the extent necessary to give effect to the foregoing. In addition, NMC shall cooperate with ProMedCo-SW and execute and deliver, and cause each Medical Professional to execute and deliver, all necessary documents in connection with the pledge of such accounts receivable to ProMedCo-SW or at ProMedCo-SW's option, its lenders. All collections in respect of such accounts receivable shall be deposited in a bank account at a bank designated by ProMedCo-SW. To the extent NMC or any Medical Professional comes into possession of any payments in respect of such accounts receivable, NMC or such Medical Professional shall direct such payments to ProMedCo-SW for deposit in bank accounts designated by ProMedCo-SW.

8.  INSURANCE AND INDEMNITY

         8.1 INSURANCE TO BE MAINTAINED BY PROMEDCO-SW. Throughout the term of this Agreement, ProMedCo-SW will use reasonable efforts to provide and maintain, as a Clinic Expense, comprehensive professional liability insurance for all professional employees of ProMedCo-SW and NMC with limits as determined reasonable by ProMedCo-SW in its national program, comprehensive general liability insurance and property insurance covering the Clinic Facility and operations.

         8.2 INSURANCE TO BE MAINTAINED BY NMC. Unless otherwise determined by the Policy Council, throughout the term of this Agreement, NMC shall maintain comprehensive professional liability insurance with limits of not less than $1,000,000 per claim and with aggregate policy limits of not less than $3,000,000 per physician with a separate limit for NMC. NMC shall be responsible for all liabilities (including without limitation and excess liabilities) not paid within the limits of


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                                                      -15-

such policies (except that all deductibles and premiums incurred pursuant to the first sentence of this Section 8.2 shall be Clinic Expenses). ProMedCo-SW shall have the option of providing such professional liability insurance through an alternative program, provided such program meets the requirements of the Insurance Commissioner of the State of Florida and is approved by the Policy Council. NMC, at its sole expense (i.e., not as a Clinic Expense) shall have the right to obtain such additional professional liability insurance coverages for its Medical Professionals as NMC deems appropriate under the circumstances.

         8.3 TAIL INSURANCE COVERAGE. NMC will cause each individual physician associated with the Clinic to enter into an agreement with NMC that upon termination of such physician's relationship with NMC, for any reason, tail insurance coverage will be purchased or otherwise obtained by the individual physician. Such provisions shall be contained in employment agreements, restrictive covenant agreements or other agreements entered into by NMC and the individual physicians, and NMC hereby covenants with ProMedCo-SW to enforce such provisions relating to the tail insurance coverage or to provide such coverage at the expense of NMC.

         8.4 ADDITIONAL INSURED. NMC and ProMedCo-SW agree to use their reasonable efforts to have each other named as an additional insured on the other's respective professional liability insurance programs at ProMedCo-SW's expense.

         8.5 INDEMNIFICATION. NMC shall indemnify, hold harmless and defend ProMedCo-SW, its officers, directors and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorneys' fees), to the extent not covered by insurance or the policy deductible (which shall be a Clinic Expense), caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or any other acts or omissions by NMC and/or its shareholders, agents, employees and/or subcontractors (other than ProMedCo-SW) during the term hereof, including any claim against ProMedCo-SW by a NMC Employee, which claim arises out of such NMC Employees' employment relationship with NMC or as a result of services performed by such NMC Employee, and which claim would typically be covered by worker's compensation. ProMedCo-SW shall indemnify, hold harmless and defend NMC, its officers, directors and employees, from and against any and all liability, loss, damage, claim, causes of action, and expenses (including reasonable attorneys' fees), to the extent not covered by insurance, caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of any intentional acts, negligent acts or omissions by ProMedCo-SW and/or its shareholders, agents, employees and/or subcontractors (other than NMC) during the term of this Agreement.



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                                                      -16-

9.   RESTRICTIVE COVENANTS AND LIQUIDATED DAMAGES

         The parties recognize that the services to be provided by ProMedCo-SW shall be feasible only if NMC operates an active medical practice to which the physicians associated with NMC devote their full time and attention. To that end:

         9.1 RESTRICTIVE COVENANTS BY NMC. During the term of this Agreement, NMC shall not establish, operate or provide physician services at any medical office, clinic or other health care facility providing services substantially similar to those provided by NMC pursuant to this Agreement anywhere within Collier, Charlotte or Lee counties or, if greater, within a radius of 30 miles of the Clinic Facility, or within a radius of 30 miles of any current or future medical office, clinic or other health care facility from which NMC provides medical services.

         9.2 RESTRICTIVE COVENANTS BY MEDICAL PROFESSIONALS. NMC shall obtain and enforce formal employment agreements from each of its future Medical Professionals in the form attached as Appendix 2.9B to the Asset Purchase Agreements pursuant to which each such Medical Professional agrees that during the term of such Medical Professional's employment agreement, and for a period of 18 months after any termination of employment with NMC, such Medical Professional will not establish, operate or provide physician services at any medical office, clinic or outpatient and/or ambulatory treatment or diagnostic facility providing services substantially similar to those provided by NMC pursuant to this Agreement within Collier, Charlotte or Lee counties or, if greater, within a radius of 30 miles of the Clinic Facility or within a radius of 30 miles of any current or future medical office, clinic or other health care facility from which NMC provides medical services and that ProMedCo-SW shall have third-party rights to enforce such agreements. NMC shall also ensure that any of its current Medical Professionals whose employment agreements are extended beyond an initial five year term are subject to the provisions set forth in this paragraph for such extension.

         9.3  MEDICAL PROFESSIONALS LIQUIDATED DAMAGES.

     (a) RELEASE FROM RESTRICTIVE COVENANTS. The restrictive covenants as found in the employment agreements described in Section 9.2 of this Agreement will provide that Medical Professionals (existing Medical Professionals with respect to renewal terms thereof, and future Medical Professionals with respect to the initial and renewal terms thereof) may be released from such restrictive covenants by paying Liquidated Damages equal to such physician's income related to the Clinic, as reported to the Internal Revenue Service, for the previous 12 months or the annualized compensation in the event of a partial year.



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     (b)  REPAYMENT  OF  CONSIDERATION  IN CERTAIN  EVENTS.  In  addition,  if a
Physician Shareholder received any of the Consideration paid by ProMedCo-SW to NMC pursuant to one or more of the Asset Purchase Agreements, and if said Physician Shareholder terminates his or her employment agreement with NMC for any reason (other than death, Total Disability, as defined in the employment agreement between such Physician Shareholder and NMC, or retirement, as approved by the Policy Council) prior to the fifth anniversary of the Closing under the Asset Purchase Agreements, or is terminated by NMC prior to the fifth anniversary  of the  Closing  under  the  Asset  Purchase  Agreements,  then the
Physician   Shareholder   shall  be  required  to  reimburse  back  to  NMC  the
Consideration received by that physician as a distribution resulting from the Asset Purchase Agreement. Such payments shall be passed on to ProMedCo-SW by NMC simultaneously with the payment thereof by the physician to NMC. All payments made to NMC under this clause (b) shall be first applied to all costs incurred by NMC and/or ProMedCo-SW in the enforcement of the employment agreement for that departing physician and in recruiting a replacement physician for that departing physician. The remainder, if any, shall become an additional service fee to be paid to ProMedCo-SW pursuant to Section 7. The accounting treatment of
such  funds  shall  be  consistently   applied  and  approved  by  ProMedCo-SW's
independent certified public accountants and the Policy Council.

         9.4 ENFORCEMENT. ProMedCo-SW and NMC acknowledge and agree that since a remedy at law for any breach or attempted breach of the provisions of this
Section 9 shall be inadequate, either party shall be entitled to specific performance and injunctive or other equitable relief in case of any such breach or attempted breach, in addition to whatever other remedies may exist by law. All parties hereto also waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any provision of Section 9 relating to territory or time described therein shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activity, restricted or geographical area such court deems reasonable and enforceable under applicable law, the time period, scope of activity, restricted and/or area of restriction deemed to be reasonable and enforceable by the court shall thereafter be the time period, scope of activity, restricted and/or area of restriction applicable to the restrictive covenant provisions in this Section 9. The invalidity of non-enforceability of this Section 9 in any respect shall not affect the validity of enforceability of the remainder of this Section 9 or of any other provisions of this Agreement unless the invalid or non-enforceable provisions materially affect the benefits either party would otherwise be entitled to receive under this Section 9 or any other provision of this Agreement.



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                                                      -18-

         9.5 TERMINATION OF RESTRICTIVE COVENANTS. Notwithstanding anything to the contrary contained herein, if this Agreement is terminated pursuant to
Section 10.2 herein and if NMC has complied with the requirements of ss. 10.4, the employment agreement terms contained in this Section 9 shall be null and void and of no force or effect.

10.  TERM RENEWAL; TERMINATION;

         10.1 TERM AND RENEWAL. The term of this Agreement shall commence on the Effective Date hereof and shall continue for 40 years, after which it shall automatically renew for five-year terms unless either party provides the other party with at least 12 months but not more than 13 months written notice prior to any renewal date.

         10.2  TERMINATION BY NMC.  NMC may terminate this Agreement as follows:

               (i) In the event of the filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by ProMedCo or ProMedCo-SW, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by ProMedCo or ProMedCo-SW, except for the filing of a petition in involuntary bankruptcy against ProMedCo or ProMedCo-SW which is dismissed within 60 days thereafter, NMC may give notice of the immediate termination of this Agreement.

              (ii) In the event ProMedCo or ProMedCo-SW shall materially default in the performance of any duty or obligation imposed upon it by this Agreement and such default shall continue for a period of 60 days after written notice thereof has been given to ProMedCo-SW by NMC (termination of this Agreement pursuant to this Section 10.2(ii) by NMC shall require the affirmative vote of 66% of the Physician Shareholders);

             (iii) In the event ProMedCo-SW shall fail to remit any portion of the Distribution Funds payments due to NMC as provided in Section 7.2 hereof or to make payments under the note contemplated by the Split Dollar Agreement and such failure to shall continue for a period of 5 business days after written notice thereof, NMC may terminate this Agreement.

              (iv) In the event any person or group of affiliated persons (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) acquires, through acquisition, tender offer, proxy solicitation, merger or consolidation, control of voting power of the voting stock of ProMedCo NMC shall have


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                                                      -19-

                           the right to terminate this Agreement within 30 days of being notified of such event upon the affirmative vote of 66% of the Physician Shareholders (during the first five years of this Agreement, such a change of control shall be deemed to have occurred if such person or group of affiliated persons (A) acquires 50% or more of the voting power of such voting stock or (B) acquires substantially all of the stock of ProMedCo held by H. Wayne Posey, Richard E. Ragsdale and E. Thomas Chaney; after the first five years of this Agreement, such a change of control shall be deemed to have occurred only if such person or group of affiliated persons acquires 50% or more of the voting power of such voting stock);

         10.3 TERMINATION BY PROMEDCO-SW. ProMedCo-SW may terminate this Agreement as follows:

     (i) In the event of the filing of a petition in voluntary bankruptcy or an assignment for the benefit of creditors by NMC, or upon other action taken or suffered, voluntarily or involuntarily, under any federal or state law for the benefit of debtors by NMC, except for the filing of a petition in involuntary bankruptcy against NMC which is dismissed within 60 days thereafter, ProMedCo-SW may give notice of the immediate termination of this Agreement.

     (ii) In the event NMC shall materially default in the performance of any duty or obligation imposed upon it by this Agreement or in the event a majority of the Physicians Shareholders shall materially default in the performance of any duty or obligation imposed upon them by this Agreement or by their employment agreements with NMC, and such default shall continue for a period of 60 days after written notice thereof has been given to NMC and such Physician Shareholders by ProMedCo-SW, ProMedCo-SW may terminate this Agreement.

         10.4 ACTIONS AFTER TERMINATION. In the event that this Agreement shall be terminated, the NMC Distribution and the ProMedCo-SW Distribution shall be paid through the effective date of termination. In addition, the various rights and remedies herein granted to the aggrieved party shall be cumulative and in addition to any others such party may be entitled to by law. The exercise of one or more rights or remedies shall not impair the right of the aggrieved party to exercise any other right or remedy, at law. Upon termination of this Agreement, NMC shall:



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                                                      -20-

                  10.4.1 TERMINATION FEES. Pay ProMedCo-SW, as a termination fee, the amount obtained by multiplying (w) $14,800,000 by (x) a fraction, the numerator of which is (y) 480 minus the number of full months that shall have elapsed since the Effective Date, and the denominator of which is (z) 480. Notwithstanding the foregoing, NMC shall not be required to pay such termination fee in the event NMC shall have terminated this Agreement pursuant to ss. 10.2(i) or 10.2(iii); provided however, for this exception to apply to a termination under ss. 10.2(iii), (x) NMC shall have given a second 15 day notice of default after expiration of the initial 5 day notice provided for in ss. 10.2(iii) both to ProMedCo-SW and to Nations Credit, 201 Broad Street, One Canterberry Green, Stanford, CT 06901,
         Attention: ProMedCo Loan Officer, cc Nations Credit, 1050 Crown Point Parkway, Atlanta, GA 30338, Attention: Jim Babcock who shall have a separate right to cure the default by making the delinquent payment,
         (y) ProMedCo-SW shall have continued to be in default at the expiration of the 15 day notice period and Nations Credit shall not have made such payment on behalf of ProMedCo-SW; provided, further, that no such second notice shall be required if ProMedCo-SW shall have previously defaulted under ss. 10.2(iii) less than twelve months prior to the then current default.

                  10.4.2 REAL ESTATE. Purchase from ProMedCo-SW all real estate, if any, associated with the Clinic and owned by ProMedCo-SW at the then book value thereof.

                  10.4.3 IMPROVEMENTS. Purchase all improvements, additions or leasehold improvements which have been made by ProMedCo-SW as reflected on ProMedCo-SW's books as of the last day of this Agreement and which relate solely to the performance of its obligations under this Agreement or the properties subleased by ProMedCo-SW, if any.

                  10.4.4 DEBTS. Assume all ordinary and necessary debt, contracts, payables and leases which are obligations of ProMedCo-SW and which relate directly to the performance of its obligations under this Agreement or the properties subleased by ProMedCo-SW, if any (i.e., obligations which are included in Clinic Expenses).

                  10.4.5 EQUIPMENT; INVENTORIES; ACCOUNTS RECEIVABLE; ETC. Purchase from ProMedCo-SW at book value as reflected on ProMedCo-SW's books as of the last day of this Agreement:

               (i) EQUIPMENT. All of the equipment acquired by ProMedCo-SW pursuant to the Asset Purchase Agreements, including all replacements and additions thereto made by ProMedCo-SW with the approval of the Policy Council pursuant to the performance of its obligations under this Agreement;



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                                                      -21-

              (ii) INVENTORY. All stock, including inventory, supplies and other tangible assets of ProMedCo-SW relating to NMC operations;

             (iii) ACCOUNTS RECEIVABLE. All uncollected accounts receivable theretofore purchased by ProMedCo-SW pursuant to Section 7.4 hereof at the book value thereof on ProMedCo-SW's books utilizing the same valuation methodology used to determine the Distribution Funds for the preceding month.

              (iv) OTHER ASSETS. All other assets of ProMedCo-SW relating to the operations of NMC.

                  10.4.6 CLOSING OF REPURCHASE. NMC shall pay cash for the repurchased assets. The amount of the purchase price shall be reduced by the amount of debt and liabilities of ProMedCo-SW assumed by NMC and shall be reduced by any payment ProMedCo-SW has failed to make under this Agreement, and except for such debts or as otherwise specifically contemplated herein, ProMedCo-SW shall convey the repurchased assets to NMC free and clear of all liens and encumbrances. NMC and any physician associated with NMC shall execute such documents as may be required to assume the liabilities set forth in Section 10.4.4 and to remove ProMedCo-SW from any liability with respect to such repurchased assets and with respect to any property leased or subleased by ProMedCo-SW. The closing date for the repurchase shall be determined by NMC, but shall in no event occur later than 180 days from the date of the notice of termination. The termination of this Agreement shall become effective upon the closing of the sale of the assets, and upon such termination NMC and its Medical Professionals shall be released from the Restrictive Covenants provided for in Section 9 on such termination. From and after any termination, each party shall provide the other party with reasonable access to books and records then owned by it to permit such requesting party to satisfy reporting and contractual obligations which may be required of it.

11.  DEFINITIONS

         For the purposes of this Agreement, the following definitions shall apply:

         11.1 ADJUSTMENTS shall uncollectible accounts, discounts, contractual adjustments, Medicare allowances, Medicaid allowances, and professional courtesies. Adjustments shall be estimated based upon the historical collection experiences of various payment classifications. Adjustments shall be reconciled on a quarterly basis based upon actual collections within these same


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                                                      -22-

payment classifications, with any amounts due NMC or ProMedCo, as the case may be, being reflected in the following month's distributions.

         11.2 ASSET PURCHASE AGREEMENTS shall mean the Asset Purchase Agreements dated as of April 14, 1997 among NMC, ProMedCo and ProMedCo-SW; and among Naples Obstetrics & Gynecology, M.D., P.A., ProMedCo and ProMedCo-SW.

         11.3 CLINIC shall mean the medical care services, including, but not limited to the practice of medicine, all ancillary services and businesses, and related healthcare services provided by NMC and the NMC Employees, utilizing the management services of ProMedCo-SW and the Clinic Facility, regardless of the location where such services are rendered.

         11.4 CLINIC EXPENSES shall mean the amount of all expenses incurred in the operation of the Clinic including, without limitation:

               (i) Salaries, benefits (including contributions under any ProMedCo benefit plan), and other direct costs of all employees of ProMedCo-SW and Technical Employees attributable to NMC;

              (ii) Obligations of ProMedCo-SW or ProMedCo under leases or subleases related to Clinic operations;

             (iii) Interest Expense (at ProMedCo's blended borrowing rate in effect from time to time) on funds provided to ProMedCo-SW by ProMedCo or any outside source to finance or refinance the Clinic Facility or to expand the Clinic services or to acquire any assets approved by the Policy Council.

              (iv) Personal property and intangible taxes assessed against ProMedCo-SW's assets used in connection with the operation of Clinic commencing on the date of this Agreement;

               (v) Malpractice insurance expenses for ProMedCo-SW's operations and for the NMC Employees, as well as any deductibles and non-insured expenses relating to malpractice claims.

              (vi) Other direct expenses (but not corporate overhead of ProMedCo) incurred by ProMedCo-SW in carrying out its obligations under this Agreement.

             (vii)         If:


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                                                      -23-

                                    (A)     fewer than 50 physicians are then
                                            employed by NMC without giving
                                            effect to the proposed acquisition
                                            and if it is proposed to acquire an
                                            individual additional physician, or

                                    (B)     50 or more physicians are then
                                            employed by NMC without giving
                                            effect to the proposed acquisition
                                            and it is proposed to acquire a
                                            group of four or fewer physicians,

                           then amortization, in accordance with generally accepted accounting principles, of intangible asset value resulting from the employment of, merger with, or other acquisition of, such additional physician(s) in the NMC service area as approved by the Policy Council;

            (viii) Depreciation of the assets acquired pursuant to the Asset Purchase Agreements on a straight line basis over the life of such assets as well as depreciation of all assets associated with the operations of NMC purchased after the Effective Date in accordance with ProMedCo's then internal accounting policies.

         11.5  CLINIC EXPENSES SHALL NOT INCLUDE:

               (i) Corporate overhead charges (which would include costs of personnel, travel and out-of-pocket expenses of persons not specifically employed by ProMedCo-SW) or any other expenses of ProMedCo or any corporation affiliated with ProMedCo other than the kind of items listed above;

              (ii)         Any federal or state income taxes;

             (iii) Any expenses which are expressly designated herein as expenses or responsibilities of NMC and/or NMC Employees other than Technical Employees, including without limitation the expenses described in ss. 4.3;

              (iv) Any amortization expense resulting from the amortization of expenses incurred as shown on ProMedCo's financial statements, in connection with the acquisition and execution of the Asset Purchase Agreements and the execution of this Agreement; and

               (v) Interest expense on indebtedness incurred by ProMedCo-SW or ProMedCo to finance the consideration paid under the Asset Purchase Agreements


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                                                      -24-

                           and/or any related agreement (this subclause is included herein for the sake of clarity only, since the parties hereto agree that such expense is in no way an expense of NMC) .

              (vi) Interest expense on indebtedness incurred by ProMedCo-SW or ProMedCo to finance the consideration provided with respect to the Split Dollar Agreements (this subclause is included herein for the sake of clarity only, since the parties hereto agree that such expense is in no way an expense of NMC) .

             (vii) Any liabilities, judgments or settlements assessed against NMC or Physician Shareholders in excess of any insurance policy limits.

         11.6 CLINIC FACILITY shall mean the clinic facilities located at (i) 400 Eight Street, North, Naples, FL 34102, (ii) 11121 Health Park Boulevard, Suites 800 and 900, Naples, FL 34110, (iii) 775 1st Ave., North, Naples, FL 34102, and (iv) 11181 Health Park Blvd., Suites 1165 and 1170, Naples, FL 34110, and any substitute facility or additional facility location, whether within or without the Collier/Lee/Charlotte county area, Florida as approved by the Policy Council.

         11.7 DISTRIBUTION FUNDS shall mean those amounts remaining after Clinic Expenses have been deducted from Net Clinic Revenue.

         11.8  EFFECTIVE DATE shall mean 12:01 a.m. on March 1, 1997.

         11.9 MEDICAL PROFESSIONAL shall mean Physician Shareholders, Physician Employees and Physician Extenders.

         11.10 NET CLINIC REVENUES shall mean NMC's gross billings, including ancillaries and any other revenues that have historically been recorded by NMC, including without limitation revenues arising from any health care services provided by any Medical Professional, as well as non-real estate revenues historically recorded by NMC, less any Adjustments. This specifically excludes Risk Pool Surpluses.

         11.11 NMC EMPLOYEES shall mean all Physician Shareholders, Physician Employees, Physician Extenders and Technical Employees at the relevant dates.

         11.12 OPENING BALANCE SHEET shall mean the balance sheet of ProMedCo-SW as of the Effective Date (as defined in the Asset Purchase Agreements), prepared in accordance with GAAP (except for the absence of certain note information), and substantially in the form of the attached


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                                                      -25-

Exhibit B subject to adjustments in the Consideration (as defined in the Asset Purchase Agreements).

         11.13 PHYSICIAN EMPLOYEES shall mean any physician employed by NMC and providing medical services to patients on behalf of NMC, who are not Physician Shareholders.

         11.14 PHYSICIAN EXTENDERS shall mean all non-physician professional employees who provide direct patient care for which a billed charge is generated.

         11.15 PHYSICIAN SHAREHOLDERS shall mean any physician who is a shareholder of NMC, both as of the date of this Agreement (which said Physician Shareholders are parties to this Agreement) and at any future point in time.

         11.16 PROMEDCO shall mean ProMedCo Management Company, a Delaware corporation which is sole shareholder of ProMedCo-SW.

         11.17 PROMEDCO-SW DISTRIBUTION shall mean 15% of Distribution Funds plus 30% of Risk Pool Surpluses.

         11.18 RISK POOL SURPLUSES shall mean all hospital incentive funds, specialists incentive funds, and funds from shared risk pools paid to NMC under any risk-sharing arrangements. Risk Pool Surpluses shall be calculated by aggregating all risk pools applicable, including making any deductions for pools that are in a deficit position. Notwithstanding the foregoing, Risk Pool Surpluses shall not include any incentive funds for services directly provided by NMC. In addition, the Risk Pool Surpluses shall be determined on a cumulative basis netting all deficits and surpluses for each fiscal year.

         11.19 SPLIT-DOLLAR AGREEMENT shall mean the Split-Dollar Agreements contemplated by Section 2.9 of the Asset Purchase Agreements.

         11.20 TECHNICAL EMPLOYEES shall mean technicians who provide services in the diagnostic areas of NMC's practice, such as employees of the Clinic laboratory, radiology technicians and cardiology technicians. All Technical Employees shall be NMC employees.

12.  GENERAL PROVISIONS

     12.1 INDEPENDENT CONTRACTOR. It is acknowledged and agreed that NMC and ProMedCo- SW are at all times acting and performing hereunder as independent contractors. ProMedCo-SW shall neither have nor exercise any control or direction over the methods by which NMC or the


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                                                      -26-

NMC Employees practice medicine. ProMedCo-SW shall not, by entering into and performing its obligations under this Agreement, become liable for any of the existing obligations, liabilities or debts of NMC unless otherwise specifically provided for under the terms of this Agreement. ProMedCo-SW will in its management role have only an obligation to exercise reasonable care in the performance of the management services. Neither party shall have any liability whatsoever for damages suffered on account of the willful misconduct or negligence of any employee, agent or independent contractor of the other party. Each party shall be solely responsible for compliance with all state and federal laws pertaining to employment taxes, income withholding, unemployment compensation contributions and other employment related statutes regarding their respective employees, agents and servants.

         12.2  PROPRIETARY PROPERTY.

                  12.2.1 Each party agrees that the other party's proprietary property shall not be possessed, used or disclosed otherwise than may be necessary for the performance of this Agreement. Each party acknowledges that its violation of this Agreement would cause the other party irreparable harm, and may (without limiting the other party's remedies for such breach) be enjoined at the instance of the other party. Each party agrees that upon termination of this Agreement for any reason, absent the prior written consent of the other party, it shall have no right to and shall cease all use of the other party's proprietary property, and shall return all such proprietary property of the other party in its possession to the other party.

                  12.2.2 ProMedCo-SW shall be the sole owner and holder of all right, title and interest, to all intellectual property furnished by it under this Agreement, including, but not limited to the trade name "ProMedCo," all computer software, copyright, services mark and trademark right to any material or documents acquired, prepared, purchased or furnished by ProMedCo-SW pursuant to this Agreement. NMC shall have no right, title or interest in or to such material and shall not, in any manner, distribute or use the same without the prior written authorization of ProMedCo-SW, provided, however, that the foregoing shall not restrict NMC from distributing managed care information brochures and materials without the prior written approval of ProMedCo-SW provided no Proprietary Property of ProMedCo-SW is contained therein. Notwithstanding the preceding, however, ProMedCo-SW agrees that NMC shall be entitled to use on a nonexclusive and nontransferable basis for the term of this Agreement the names "Naples Medical Center" and "Naples Obstetrics & Gynecology" as may be necessary or appropriate in the performance of NMC's services and obligations hereunder.



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                                                      -27-

         12.3 COOPERATION. Each of the parties shall cooperate fully with the other in connection with the performance of their respective duties and obligations under this Agreement.

         12.4 LICENSES, PERMITS AND CERTIFICATES. ProMedCo-SW and NMC shall each obtain and maintain in effect, during the term of this Agreement, all licenses, permits and certificates required by law which are applicable to their respective performance pursuant to this Agreement.

         12.5 COMPLIANCE WITH RULES, REGULATIONS AND LAWS. ProMedCo-SW and NMC shall comply with all federal and state laws and regulations in performance of their duties and obligations hereunder. Neither party, nor their employees or agents, shall take any action that would jeopardize the other party's participation, if applicable, in any federal or state health program including Medicare and Medicaid. ProMedCo-SW and NMC shall take particular care to ensure that no employee or agent of either party takes any action intended to violate
Section 1128B of the Social Security Act with respect to soliciting, receiving, offering or paying any remuneration (including any kickback, bribe, or rebate) directly or indirectly, overtly or covertly, in cash or in kind in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Title XVIII or XIX of the Social Security Act, or for purchasing, leasing, ordering, or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Title XVIII or XIX of the Social Security Act.

         12.6 GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP). All financial statements and calculations contemplated by this Agreement will be prepared or made in accordance with generally accepted accounting principles consistently applied unless the parties agree otherwise in writing.

         12.7 NOTICES. Any notices required or permitted to be given hereunder by either party to the other may be given by personal delivery in writing or by registered or certified mail, postage prepaid, with return receipt requested. Notices shall be addressed to the parties at the addresses appearing on the signature page of the Agreement, but each party may change such party's address by written notice given in accordance with this Section. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of three days after mailing.

         12.8 ATTORNEYS' FEES. ProMedCo-SW and NMC agree that the prevailing party in any legal dispute among the parties hereto shall be entitled to payment of its attorneys' fees by the other party.

         12.9 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction or applicable state or federal law and their implementing regulations to be invalid, void or unenforceable, the remaining provisions will nevertheless continue in full force and effect.


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                                                      -28-


         12.10 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in accordance with the rules of commercial arbitration of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Such arbitration shall occur within Collier County, Florida, unless the parties mutually agree to have such proceedings in some other locale. The arbitrator(s) may in any such proceeding award attorneys' fees and costs to the prevailing party.

         12.11 CONSTRUCTION OF AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties agree that the terms and provisions of this Agreement embody their mutual interest and agreement and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

         12.12 ASSIGNMENT AND DELEGATION. ProMedCo-SW shall have the right to assign its rights hereunder to any person, firm or corporation controlling, controlled by or under common control with ProMedCo-SW and to any lending institution, for security purposes or as collateral, from which ProMedCo-SW or ProMedCo obtains financing for itself and as agent. Except as set forth above, neither ProMedCo-SW nor NMC shall have the right to assign their respective rights and obligations hereunder without the written consent of the other party. Neither party shall delegate any of its duties hereunder, except as expressly contemplated herein or as approved by the Policy Council.

         12.13 CONFIDENTIALITY. The terms of this Agreement and in particular the provisions regarding compensation, are confidential and shall not be disclosed except as necessary to the performance of this Agreement or as required by law.

         12.14 WAIVER. The waiver of any provision, or of the breach of any provision of this Agreement must be set forth specifically in writing and signed by the waiving party. Any such waiver shall not operate or be deemed to be a waiver of any prior or future breach of such provision or of any other provision.

         12.15 HEADINGS. The subject headings of the articles and sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         12.16 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto and their respective successors or assigns, any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, as third party beneficiaries or otherwise, and all of the terms, covenants and conditions hereof shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.


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                                                      -29-

     12.17 TIME IS OF THE ESSENCE. Time is hereby expressly declared to be of the essence in this Agreement.

         12.18 MODIFICATIONS OF AGREEMENT FOR PROSPECTIVE LEGAL EVENTS. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the effective date of this Agreement, are interpreted by judicial decision, a regulatory agency or legal counsel for both parties in such a manner as to indicate that the structure of this Agreement may be in violation of such laws or regulations, or in the event the Florida State Board of Medicine or other authority with legal jurisdiction shall, solely by virtue of this Agreement, initiate an action to revoke, suspend, or restrict the license of any physician retained by NMC to practice medicine in the State of Florida, NMC and ProMedCo-SW shall amend this Agreement as necessary. To the maximum extent possible, any such amendment shall preserve the underlying economic and financial arrangements between NMC and ProMedCo-SW. In the event it is not possible to amend this Agreement to preserve in all material respects the underlying economic and financial arrangements between NMC and ProMedCo-SW, this Agreement may be terminated by written notice by either party within 90 days from date of such interpretation or action, termination to be effective no sooner than the earlier of 180 days from the date notice of termination is given or the latest possible date specified for such termination in any regulatory order or notice. Termination pursuant to this Section 12.18 by NMC shall require the affirmative vote of a majority of Physician Shareholders.

         12.19 WHOLE AGREEMENT MODIFICATION;. A contract in which the amount involved exceeds $50,000 in value is not enforceable unless the Agreement is in writing and signed by the party to be bound or by that party's authorized representative. The rights and obligations of the parties hereto shall be determined solely from written agreements. Documents and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings. This Agreement (As amended in writing from time to time), the exhibits, and the schedules delivered pursuant hereto represent the final agreement between the parties hereto and may not be contradicted by evidence


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                                                      -30-

of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    PROMEDCO OF SOUTHWEST FLORIDA, INC.



                                    By:
                                    Name:
                                    Title:
                                    Address:         801 Cherry Street
                                   Suite 1450
                              Fort Worth, TX 76102

                                    NAPLES MEDICAL CENTER, P.A.


                                    By:
                                    Name:
                                    Title:
                                    Address:         400 Eighth Street, North
                                                     Naples, FL 33940



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                                                      -31-

Acknowledgment and Agreement by Physician Shareholders to abide by the terms of the Service Agreement



Edwin J. Dean, M.D.
Physician Shareholder



Paul J. Shields, M.D.
Physician Shareholder



Dale B. Adamson, M.D.
Physician Shareholder



Douglas L. Boynton, M.D.
Physician Shareholder



Joseph Richichi, M.D.
Physician Shareholder



C. Richard Underwood, M.D.
Physician Shareholder



Raymond L. Duncan, M.D.
Physician Shareholder



Robert W. Wilson, D.O.
Physician Shareholder



Gary C. Courville, M.D.
Physician Shareholder



Alan S. Galbut, M.D.
Physician Shareholder



Matthew P. Powers, M.D.
Physician Shareholder



William R. Cook, M.D.
Physician Shareholder



Ralph J. Dotson, M.D.
Physician Shareholder



James M. Venable, III, M.D.
Physician Shareholder



Gary D. Case, M.D.
Physician Shareholder



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                                                      -32-


Charles J. Buysse, M.D.
Physician Shareholder


Carolyn T. Venable, M.D.
Physician Shareholder



Francis D. Hussey, M.D.
Physician Shareholder



Charles S. Eytel, M.D.
Physician Shareholder



Albert L. Kerns, M.D.
Physician Shareholder



Daniel J. Morris, M.D.
Physician Shareholder



Jill V. Hickey, D.P.M.
Physician Shareholder



Catherine N. Kowal, M.D.
Physician Shareholder



Terrance A. Havig, M.D.
Physician Shareholder






Michael T. Seals, M.D.
Physician Shareholder



Leslie J. Schultzel, M.D.
Physician Shareholder



Eugene F. Burke, M.D.
Physician Shareholder



Kendall L. Wise, M.D.
Physician Shareholder



Wallace W. McLean, M.D.
Physician Shareholder



Frank J. Adiutori, M.D.
Physician Shareholder



Stephen W. Thompson, M.D.
Physician Shareholder




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                                                      -33-

Thomas A. Beckett, M.D.
Physician Shareholder


Kevin J. Collins, M.D.
Physician Shareholder


                                    GUARANTY

         ProMedCo Management Company, a Delaware corporation (the "Parent") which is the sole shareholder of ProMedCo of Southwest Florida, Inc., a Florida corporation ("ProMedCo-SW"), hereby guarantees the performance of ProMedCo-SW under the above Service Agreement.

         PROMEDCO MANAGEMENT COMPANY



         By
         Its
         Name


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